UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 12/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                    [GRAPHIC]

DECEMBER 31, 2008

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TAX-FREE INCOME

                                    [GRAPHIC]

                                    FRANKLIN
                            CALIFORNIA TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                      Franklin - Templeton - Mutual Series

Franklin Templeton Investments
GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    [GRAPHIC]

Not part of the semiannual report

                                    Contents
SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
State Update and Municipal Bond Market Overview ...........................    4
Franklin California Insured Tax-Free Income Fund ..........................    8
Franklin California Intermediate-Term Tax-Free Income Fund ................   16
Franklin California Tax-Exempt Money Fund .................................   24
Financial Highlights and Statements of Investments ........................   28
Financial Statements ......................................................   58
Notes to Financial Statements .............................................   63
Shareholder Information ...................................................   73

Shareholder Letter

Dear Shareholder:

The six-month period ended December 31, 2008, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened. Most stocks and bonds suffered major losses as investors worried about an uncertain future. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the six-month reporting period ended December 31, 2008. The national housing market continued its severe correction with drops in housing starts and prices. The unemployment rate rose from 5.6% to 7.2% over the six-month period.(1)

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a target range of 0% to 0.25% by period-end. The Federal Reserve Board's (Fed's) current challenge in managing monetary policy is to soften the effects

(1.)  Source: Bureau of Labor Statistics.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
of the economic recession and to reduce deflation risks. At period-end, the Fed did not seem to regard inflation as an immediate threat. The Fed and the U.S. Treasury also continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets.

It was the freezing of credit and financial markets in the U.S. and the rest of the world that was the dominant -- and still developing -- story. Despite various attempts by the Fed and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac and American International Group (AIG), fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. In the U.S., additional steps were taken to prevent a worsening of the economic situation. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.99% to 2.25% over the period.

Almost every major market except for Treasuries and gold experienced unusually negative performance during the reporting period. The municipal bond market, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index, lost 2.49% for the review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, lost 12.64% for the six-month period.(3) We view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

We believe it is especially important during such difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

In the enclosed semiannual report for Franklin California Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
---------------------------------------
Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso
---------------------------------------
Sheila Amoroso


/s/ Rafael R. Costas Jr.
---------------------------------------
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

State Update and Municipal Bond Market Overview

California has a large, diverse and wealthy economy. Following better-than-expected financial performance in 2006 and moderate growth in 2007, the state faced several challenges in its most recent fiscal year. For example, tax revenues declined more than expected as personal income taxes, sales taxes and corporate taxes each came in below estimates. In addition, employment declined faster than that of the overall country. Construction employment in particular experienced weak conditions amid the ongoing housing downturn. At period-end, the state's unemployment rate was 9.3%, compared with the 7.2% national rate.(1)

The state's budget was narrowly balanced when passed in September; however, in the deteriorating economic climate, the budget soon fell out of balance. Recent projections expect a significant reduction in California's cash position, and debate in the legislature to address shortfalls centered on tax increases and expenditure cuts. State cash flow projections made in November 2008 based on October cash results estimated by February 2009, California may have a cash position of $314 million, about 0.3% of yearly cash revenues, using all funds currently available internally to borrow.(2) Although the legislature could add about $2 billion to the state's cash position by designating certain existing funds as available to borrow, revenue or spending adjustments may be more difficult because expenditure cuts have a cumulative effect on succeeding months' cash flows.

California's net tax-supported debt, although not currently a significant credit concern, has increased rapidly in recent years and was 4.4% of aggregate personal income, higher than the 2.6% national median.(3) Independent credit rating agency Standard & Poor's (S&P) issued California's general obligation bonds an A+ rating and placed the state on CreditWatch with negative implications.(4) The rating and outlook reflected recent state projections for a worsening cash position and the need for timely measures to close anticipated budget gaps before the cash position weakens further.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Standard & Poor's, "California Note Rtg Lowered; GO, Lease Rtgs
     Placed On Watch Negative On Poor Cash Position," RATINGSDIRECT, 12/10/08.

(3.) Source: Moody's Investors Service, "New Issue: California (State of),"
     10/22/08.

(4.) This does not indicate S&P's rating of the Fund.


                              4 | Semiannual Report

The six-month period ended December 31, 2008, proved difficult for most asset classes including municipal bonds as financial markets felt the negative impact of mortgage loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to financial assets. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes.

The municipal bond insurance industry faced particular difficulties. Rising levels of mortgage defaults during the reporting period, combined with the bond insurers' exposure to mortgage-related securities, prompted the three major independent credit rating agencies, S&P, Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.) had a rating of AAA by S&P and Moody's.

Illiquidity plagued the financial markets as they felt the impact of perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of debt enhanced by AAA insurance. Insured bonds had a -2.45% return, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Insured Municipal Bond Index.(5)

Investors should be aware that insurance companies generally provide coverage for municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(6) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

(5.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Insured Municipal Bond Index is composed of all the insured bonds in the BC Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

(6.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.


                              Semiannual Report | 5

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

Over the six-month reporting period, investors turned to the perceived safety of Treasuries to avoid the liquidity challenges facing most other asset classes, including municipal securities. Financial institutions that typically provide liquidity faced balance sheet concerns that restricted their capital, which in turn negatively impacted municipal bond liquidity and prices. Demand from institutional investors -- including property and casualty insurers, tender option bond programs and mutual funds that experienced net redemptions -- also faltered. Additionally, investors required municipalities to provide greater compensation for taking on risk, leading to wider spreads for credit-driven securities. As a result, the municipal bond market significantly underperformed the U.S. Treasury market. For the six-month period ended December 31, 2008, the BC Municipal Bond Index had a -2.49% total return compared with the +11.26% return of the BC U.S. Treasury Index.(7) The long end of the municipal bond market underperformed the most, as the BC Municipal Long Bond Index (composed of bonds with maturities of 22 years and longer) returned -12.64% during the six months under review.(8)

(7.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                              6 | Semiannual Report

On December 31, 2008, two-year, 10-year and 30-year Treasury yields were 0.76%, 2.25% and 2.69%, respectively. In comparison, according to Municipal Market Data, the yields on the municipal bond AAA yield curve were 1.88%, 3.52% and 5.04% for two-year, 10-year and 30-year municipal bonds, respectively. It is highly unusual for municipal bonds of AAA credit quality to continue to offer greater yields than comparable Treasury securities. We believe this market phenomenon is primarily due to liquidity constraints and not a fundamental change in the credit quality of comparably rated municipal securities.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              Semiannual Report | 7

Franklin California Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.(1, 2)

CREDIT QUALITY BREAKDOWN*

Franklin California Insured Tax-Free Income Fund
12/31/08

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
----------------   -----------------------
AAA                        35.9%
AA                         34.3%
A                          25.5%
BBB                         0.6%
Not Rated by S&P            3.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa     0.1%       --
AA or Aa       1.9%       --
A              1.1%      0.1%
BBB or Baa     0.1%      0.4%
----------     ---       ---
Total          3.2%      0.5%

This semiannual report for Franklin California Insured Tax-Free Income Fund covers the period ended December 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 32.


                              8 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin California Insured Tax-Free Income Fund

                              DIVIDEND PER SHARE
            ------------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
---------   ----------   ----------   ----------   ---------------
July        4.46 cents   3.91 cents   3.89 cents             --
August      4.46 cents   3.91 cents   3.89 cents             --
September   4.49 cents   3.94 cents   3.93 cents             --
October     4.49 cents   3.94 cents   3.93 cents             --
November    4.49 cents   3.94 cents   3.93 cents     2.96 cents
December    4.55 cents   4.05 cents   4.05 cents     4.64 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 10/31/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $12.19 on June 30, 2008, to $11.15 on December 31, 2008. The Fund's Class A shares paid dividends totaling 27.21 cents per share for the same period.(3) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.69%, based on an annualization of the current 4.55 cent per share dividend and the maximum offering price of $11.64 on December 31, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.96% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives,

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                              Semiannual Report | 9

PORTFOLIO BREAKDOWN

Franklin California Insured
Tax-Free Income Fund
12/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    24.6%
General Obligation                             19.5%
Hospital & Health Care                         12.3%
Transportation                                 10.7%
Utilities                                      10.6%
Subject to Government Appropriations            8.9%
Tax-Supported                                   6.3%
Higher Education                                3.4%
Other Revenue                                   3.2%
Housing                                         0.5%

*    Does not include short-term investments and other net assets.

nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             10 | Semiannual Report

Performance Summary as of 12/31/08

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCIX)                       CHANGE   12/31/08    6/30/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         -$1.04     $11.15     $12.19
DISTRIBUTIONS (7/1/08-12/31/08)
Dividend Income                     $0.2721

CLASS B (SYMBOL: FRCBX)                       CHANGE   12/31/08    6/30/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         -$1.05     $11.21     $12.26
DISTRIBUTIONS (7/1/08-12/31/08)
Dividend Income                     $0.2395

CLASS C (SYMBOL: FRCAX)                       CHANGE   12/31/08    6/30/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         -$1.05     $11.27     $12.32
DISTRIBUTIONS (7/1/08-12/31/08)
Dividend Income                     $0.2388

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   12/31/08   10/31/08
---------------------------                   ------   --------   --------
Net Asset Value (NAV)                         -$0.18     $11.15     $11.33
DISTRIBUTIONS (10/31/08-12/31/08)
Dividend Income                     $0.0934


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR    10-YEAR
-------                                      -------           ------   ------   ---------
Cumulative Total Return(1)                    -6.34%            -6.90%  +9.67%    +40.82%
Average Annual Total Return(2)               -10.31%           -10.88%  +0.99%     +3.03%
   Distribution Rate(3)                                4.69%
   Taxable Equivalent Distribution Rate(4)             7.96%
   30-Day Standardized Yield(5)                        4.27%
   Taxable Equivalent Yield(4)                         7.24%
   Total Annual Operating Expenses(6)                  0.61%

                                                                                 INCEPTION
CLASS B                                      6-MONTH           1-YEAR   5-YEAR    (2/1/00)
-------                                      -------           ------   ------   ---------
Cumulative Total Return(1)                    -6.65%            -7.38%  +6.68%    +41.37%
Average Annual Total Return(2)               -10.31%           -10.95%  +0.96%     +3.96%
   Distribution Rate(3)                                4.34%
   Taxable Equivalent Distribution Rate(4)             7.36%
   30-Day Standardized Yield(5)                        3.90%
   Taxable Equivalent Yield(4)                         6.62%
   Total Annual Operating Expenses(6)                  1.16%

CLASS C                                      6-MONTH           1-YEAR   5-YEAR    10-YEAR
-------                                      -------           ------   ------   ---------
Cumulative Total Return(1)                    -6.62%            -7.43%  +6.69%    +33.42%
Average Annual Total Return(2)                -7.54%            -8.32%  +1.30%     +2.93%
   Distribution Rate(3)                                4.31%
   Taxable Equivalent Distribution Rate(4)             7.31%
   30-Day Standardized Yield(5)                        3.91%
   Taxable Equivalent Yield(4)                         6.63%
   Total Annual Operating Expenses(6)                  1.16%

ADVISOR CLASS(7)                             6-MONTH           1-YEAR   5-YEAR    10-YEAR
----------------                             -------           ------   ------   ---------
Cumulative Total Return(1)                    -6.32%            -6.88%  +9.69%    +40.84%
Average Annual Total Return(2)                -6.32%            -6.88%  +1.87%     +3.48%
   Distribution Rate(3)                                4.99%
   Taxable Equivalent Distribution Rate(4)             8.46%
   30-Day Standardized Yield(5)                        4.56%
   Taxable Equivalent Yield(4)                         7.73%
   Total Annual Operating Expenses(6)                  0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 12/31/08.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative total return of Advisor Class shares was -0.76%.


                             Semiannual Report | 13

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  936.60              $2.93
Hypothetical (5% return before expenses)         $1,000           $1,022.18              $3.06

CLASS B
Actual                                           $1,000           $  933.50              $5.56
Hypothetical (5% return before expenses)         $1,000           $1,019.46              $5.80

CLASS C
Actual                                           $1,000           $  933.80              $5.61
Hypothetical (5% return before expenses)         $1,000           $1,019.41              $5.85

ADVISOR CLASS
Actual (10/31/08-12/31/08)                       $1,000           $  992.40              $0.85
Hypothetical (5% return before expenses)         $1,000           $1,022.68              $2.55

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.60%; B: 1.14%; C: 1.15%; and Advisor:
     0.50%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             Semiannual Report | 15

Franklin California Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*

Franklin California Intermediate-Term Tax-Free Income Fund
12/31/08

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                              14.9%
AA                               34.8%
A                                31.7%
BBB                               6.3%
Below Investment Grade            0.5%
Not Rated by S&P                 11.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.4%
A              1.4%      3.0%
BBB or Baa     2.4%      4.6%
               ---       ---
Total          3.8%      8.0%

This semiannual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the period ended December 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                              16 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin California Intermediate-Term Tax-Free Income Fund

                         DIVIDEND PER SHARE
             -----------------------------------------
MONTH          CLASS A      CLASS C    ADVISOR CLASS**
-----        ----------   ----------   ---------------
July         3.60 cents   3.08 cents             --
August       3.60 cents   3.08 cents             --
September    3.70 cents   3.19 cents             --
October      3.70 cents   3.19 cents             --
November     3.70 cents   3.19 cents     2.40 cents
December     3.77 cents   3.29 cents     3.85 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 10/31/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.27 on June 30, 2008, to $10.42 on December 31, 2008. The Fund's Class A shares paid dividends totaling 22.32 cents per share for the same period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.24%, based on an annualization of the current 3.77 cent per share dividend and the maximum offering price of $10.66 on December 31, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.19% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 17

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term Tax-Free Income Fund
12/31/08

                               % OF TOTAL
                         LONG-TERM INVESTMENTS*
                         ----------------------
Hospital & Health Care            20.1%
General Obligation                18.7%
Tax-Supported                     14.3%
Utilities                         10.6%
Subject to Government              9.3%
Appropriations
Prerefunded                        7.9%
Other Revenue                      7.7%
Transportation                     6.7%
Housing                            4.0%
Higher Education                   0.7%

*    Does not include short-term investments and other net assets.

help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distributions.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 12/31/08

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKCIX)                       CHANGE   12/31/08   6/30/08
-----------------------                       ------   --------   -------
Net Asset Value (NAV)                         -$0.85     $10.42    $11.27
DISTRIBUTIONS (7/1/08-12/31/08)
Dividend Income                     $0.2232

CLASS C (SYMBOL: FCCIX)                       CHANGE   12/31/08   6/30/08
-----------------------                       ------   --------   -------
Net Asset Value (NAV)                         -$0.85     $10.44    $11.29
DISTRIBUTIONS (7/1/08-12/31/08)
Dividend Income                     $0.1926

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   12/31/08   10/31/08
---------------------------                   ------   --------   --------
Net Asset Value (NAV)                         -$0.18     $10.42     $10.60
DISTRIBUTIONS (10/31/08-12/31/08)
Dividend Income                     $0.0769


                             Semiannual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A(1)                                   6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------                                   -------          ------   ------   -------
Cumulative Total Return(2)                    -5.61%          -5.24%   +8.18%   +37.00%
Average Annual Total Return(3)                -7.74%          -7.35%   +1.12%    +2.97%
   Distribution Rate(4)                                4.24%
   Taxable Equivalent Distribution Rate(5)             7.19%
   30-Day Standardized Yield(6)                        4.11%
   Taxable Equivalent Yield(5)                         6.97%
   Total Annual Operating Expenses(7)                  0.66%

                                                                                INCEPTION
CLASS C                                      6-MONTH          1-YEAR   5-YEAR    (7/1/03)
-------                                      -------          ------   ------   ---------
Cumulative Total Return(2)                    -5.87%          -5.76%   +5.24%     +6.25%
Average Annual Total Return(3)                -6.79%          -6.67%   +1.03%     +1.11%
   Distribution Rate(4)                                3.78%
   Taxable Equivalent Distribution Rate(5)             6.41%
   30-Day Standardized Yield(6)                        3.66%
   Taxable Equivalent Yield(5)                         6.21%
   Total Annual Operating Expenses(7)                  1.21%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(2)                    -5.60%          -5.23%   +8.19%   +37.02%
Average Annual Total Return(3)                -5.60%          -5.23%   +1.59%    +3.20%
   Distribution Rate(4)                                4.43%
   Taxable Equivalent Distribution Rate(5)             7.51%
   30-Day Standardized Yield(6)                        4.33%
   Taxable Equivalent Yield(5)                         7.34%
   Total Annual Operating Expenses(7)                  0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             20 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 12/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative total return of Advisor Class shares was -0.97%.


                             Semiannual Report | 21

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              22| Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 7/1/08     VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $  934.90              $3.18
Hypothetical (5% return before expenses)         $1,000           $1,021.93              $3.31
CLASS C
Actual                                           $1,000           $  941.30              $5.87
Hypothetical (5% return before expenses)         $1,000           $1,019.16              $6.11
ADVISOR CLASS
Actual (10/31/08-12/31/08)                       $1,000           $  990.30              $0.93
Hypothetical (5% return before expenses)         $1,000           $1,022.43              $2.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%, C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             Semiannual Report | 23

Franklin California Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

This semiannual report for Franklin California Tax-Exempt Money Fund covers the period ended December 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

With declining short-term interest rates, money market portfolio yields decreased during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield fell from 0.99% at the beginning of the period to 0.34% on December 31, 2008.

INVESTMENT STRATEGY

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

We invest at least 80% of the Fund's total assets in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 54.


                              24| Semiannual Report

MANAGER'S DISCUSSION

Short-term municipal bond yields experienced a great deal of volatility during the six-month reporting period. Midway through the period, problems at several investment banks, including Lehman Brothers' high-profile bankruptcy, created a glut of short-term securities. This technical imbalance forced remarketing agents to push some yields significantly higher to entice buyers. The Securities Industry and Financial Market Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which comprise a large portion of the Fund, had a rate as high as 7.96% on September 24.(2) Investors became very selective about which financial guarantors they were willing to purchase. This created a huge divergence in yields between higher quality variable rate securities, which the Fund typically purchases, and those backed by less desirable, riskier liquidity providers. By December 31, the SIFMA Municipal Swap Index rate had fallen to 0.90%.(2)

The Fund participated and reinvested in several issues during the period under review including California Education Facilities Authority Revenue for Stanford University and California State Department of Water Resources variable rate demand notes, University of California Regents tax-exempt commercial paper, and Los Angeles, California, tax and revenue anticipation notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN

Franklin California Tax-Exempt Money Fund 12/31/08

                                                 % OF TOTAL
                                                INVESTMENTS
                                                -----------
Variable Rate Notes                                89.9%
Notes and Bonds                                     9.1%
Tax-Exempt Commercial Paper                         1.0%

PERFORMANCE SUMMARY

Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
12/31/08

Seven-day effective yield(1)                       0.34%
Seven-day annualized yield                         0.34%
Taxable equivalent yield(2)                        0.58%
Total annual operating expenses(3)                 0.54%

(1.) Seven-day effective yield assumes the compounding of daily dividends.

(2.) Taxable equivalent yield assumes the published rates as of 12/29/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(3.) Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 12/31/08. The Fund's average weighted maturity was 21 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                             Semiannual Report | 25

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             26 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 7/1/08      VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
Actual                                          $1,000           $1,005.70               $2.83
Hypothetical (5% return before expenses)        $1,000           $1,022.38               $2.85

* Expenses are calculated using the most recent annualized six-month expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 27

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                            YEAR ENDED JUNE 30,
                                                2008        ------------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2008          2007          2006          2005          2004
-------                                    --------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ...    $    12.19      $    12.48    $    12.43    $    12.85     $   12.24    $    12.83
                                            ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............          0.27            0.54          0.54          0.55          0.55          0.56
   Net realized and unrealized gains
      (losses) .........................         (1.04)          (0.29)         0.05         (0.43)         0.62         (0.59)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations .......         (0.77)           0.25          0.59          0.12          1.17         (0.03)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from net investment
   income ..............................         (0.27)          (0.54)        (0.54)        (0.54)        (0.56)        (0.56)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(c) .....................            --(d)           --(d)         --(d)         --(d)         --(d)         --
                                            ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........    $    11.15      $    12.19    $    12.48    $    12.43     $   12.85    $    12.24
                                            ==========      ==========    ==========    ==========    ==========    ==========
Total return(e) ........................         (6.34)%          1.98%         4.79%         0.96%         9.70%        (0.22)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.60%           0.61%         0.61%         0.61%         0.61%         0.61%
Net investment income ..................          4.66%           4.33%         4.29%         4.34%         4.38%         4.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $1,746,634      $1,875,898    $1,810,358    $1,751,279    $1,780,642    $1,698,669
Portfolio turnover rate ................          7.57%          13.14%         6.77%         5.75%         3.87%        12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                      YEAR ENDED JUNE 30,
                                                2008        --------------------------------------------------
CLASS B                                     (UNAUDITED)       2008       2007       2006       2005      2004
-------                                    --------------   -------    -------    -------    -------    ------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $ 12.26        $ 12.54    $ 12.49    $ 12.91    $ 12.29    $ 12.88
                                             -------        -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ............        0.24           0.47       0.48       0.48       0.49       0.50
   Net realized and unrealized gains
      (losses) .........................       (1.05)         (0.28)      0.04      (0.43)      0.62      (0.60)
                                             -------        -------    -------    -------    -------    -------
Total from investment operations .......       (0.81)          0.19       0.52       0.05       1.11      (0.10)
                                             -------        -------    -------    -------    -------    -------
Less distributions from net investment
   income ..............................       (0.24)         (0.47)     (0.47)     (0.47)     (0.49)     (0.49)
                                             -------        -------    -------    -------    -------    -------
Redemption fees(c) .....................          --(d)          --(d)      --(d)      --(d)      --(d)      --
                                             -------        -------    -------    -------    -------    -------
Net asset value, end of period .........     $ 11.21        $ 12.26    $ 12.54    $ 12.49    $ 12.91    $ 12.29
                                             =======        =======    =======    =======    =======    =======
Total return(e) ........................       (6.65)%         1.49%      4.20%      0.41%      9.15%     (0.77)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................        1.14%          1.16%      1.16%      1.16%      1.16%      1.16%
Net investment income ..................        4.12%          3.78%      3.74%      3.79%      3.83%      3.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $38,384        $48,875    $59,127    $68,922    $78,038    $77,169
Portfolio turnover rate ................        7.57%         13.14%      6.77%      5.75%      3.87%     12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                       ENDED
                                                   DECEMBER 31,                   YEAR ENDED JUNE 30,
                                                       2008       ----------------------------------------------------
CLASS C                                             (UNAUDITED)     2008       2007       2006       2005       2004
-------                                            ------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $  12.32      $  12.60   $  12.55   $  12.97   $  12.34   $  12.93
                                                    --------      --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .....................       0.24          0.47       0.48       0.48       0.49       0.50
   Net realized and unrealized gains (losses) ...      (1.05)        (0.28)      0.04      (0.43)      0.63      (0.60)
                                                    --------      --------   --------   --------   --------   --------
Total from investment operations ................      (0.81)         0.19       0.52       0.05       1.12      (0.10)
                                                    --------      --------   --------   --------   --------   --------
Less distributions from net investment income ...      (0.24)        (0.47)     (0.47)     (0.47)     (0.49)     (0.49)
                                                    --------      --------   --------   --------   --------   --------
Redemption fees(c) ..............................         --(d)         --(d)      --(d)      --(d)      --(d)      --
                                                    --------      --------   --------   --------   --------   --------
Net asset value, end of period ..................   $  11.27      $  12.32   $  12.60   $  12.55   $  12.97   $  12.34
                                                    ========      ========   ========   ========   ========   ========
Total return(e) .................................      (6.62)%        1.48%      4.17%      0.40%      9.19%     (0.78)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................       1.15%         1.16%      1.16%      1.16%      1.16%      1.16%
Net investment income ...........................       4.11%         3.78%      3.74%      3.79%      3.83%      3.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $161,176      $163,407   $139,476   $133,560   $129,156   $120,610
Portfolio turnover rate .........................       7.57%        13.14%      6.77%      5.75%      3.87%     12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                      2008(a)
ADVISOR CLASS                                                       (UNAUDITED)
-------------                                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $11.33
                                                                      ------
Income from investment operations(b):
   Net investment income(c) ....................................        0.09
   Net realized and unrealized gains (losses) ..................       (0.18)
                                                                      ------
Total from investment operations ...............................       (0.09)
                                                                      ------
Less distributions from net investment income ..................       (0.09)
                                                                      ------
Net asset value, end of period .................................      $11.15
                                                                      ======
Total return(d) ................................................       (0.76)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................................        0.50%
Net investment income ..........................................        4.76%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $  964
Portfolio turnover rate ........................................        7.57%

(a)  For the period October 31, 2008 (effective date) to December 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008 (UNAUDITED)

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS 97.7%
    CALIFORNIA 97.7%
    ABAG Finance Authority for Nonprofit Corps. COP,
       Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 .................   $    1,950,000   $    1,950,020
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ..............        3,500,000        3,323,320
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ............................        5,000,000        5,000,500
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       Poway Retirement Housing Foundation Housing Inc. Project, Series A, California Mortgage
       Insured, 5.375%, 11/15/25 ................................................................        5,145,000        4,536,604
       Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%, 4/01/26 ...        2,750,000        2,577,300
    ABAG Financial Authority for Nonprofit Corps. California Health Facilities Revenue,
       Institute on Aging, California Mortgage Insured, 5.65%, 8/15/38 ..........................        9,000,000        7,790,130
    Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured, zero cpn.,
       8/01/25 ..................................................................................        9,045,000        3,937,560
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
       5.25% thereafter, 10/01/21 ...............................................................       64,660,000       48,963,138
       5.45% thereafter, 10/01/25 ...............................................................       25,000,000       18,003,250
    Alameda Power and Telecommunication Electric System Revenue COP, Refunding, Series A,
       MBIA Insured, 5.75%, 7/01/30 .............................................................        3,305,000        3,288,839
    Alhambra City Elementary School District GO,
       Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 .......        3,035,000          865,734
       Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 ......................................        2,065,000        2,151,317
    Alum Rock Union Elementary School District GO, Election of 2008, Series A, Assured Guaranty,
       5.00%, 8/01/33 ...........................................................................       12,595,000       11,160,304
    Alvord USD, GO, Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 .....................        9,070,000        7,914,119
    Anaheim PFAR, Distribution System, second lien, MBIA Insured, 5.00%, 10/01/29 ...............        5,000,000        4,686,700
    Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ............................        5,000,000        4,798,700
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
       8/01/29 ..................................................................................        5,110,000        1,377,656
       8/01/33 ..................................................................................       11,690,000        2,315,789
       8/01/39 ..................................................................................        9,620,000        1,298,604
       8/01/46 ..................................................................................       27,665,000        2,421,241
    Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 ..........        4,315,000        3,551,159
    Auburn USD, COP, Refinancing Project, Assured Guaranty, 5.00%, 6/01/38 ......................       10,000,000        8,816,400
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
       11/01/27 .................................................................................        2,415,000        2,241,917
       11/01/28 .................................................................................        2,535,000        2,311,058
    Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%, 9/15/32 .......................       10,430,000        9,570,359
    Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 .....................        4,000,000        4,066,800
    Baldwin Park USD, GO,
       Capital Appreciation, Election of 2006, FSA Insured, zero cpn., 8/01/28 ..................        5,810,000        1,639,756
       Election of 2006, FSA Insured, 5.00%, 8/01/31 ............................................        5,440,000        4,851,610
    Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 .............................        1,000,000        1,015,460
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
       FSA Insured, 5.00%, 9/02/32 ..............................................................        3,790,000        3,427,373
    Buckeye USD, GO, Election of 2006, FSA Insured, 5.00%, 8/01/32 ..............................       10,705,000        9,612,448
    Cabrillo Community College District GO,
       Capital Appreciation, Election of 2004, Series B, MBIA Insured, zero cpn., 8/01/39 .......       12,570,000        1,714,422
       Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26 ...................................        5,400,000        5,820,660
    California Community College Financing Authority Lease Revenue, Grossmont Palomar and Shasta,
       Series A, MBIA Insured, 5.125%, 4/01/31 ..................................................        3,030,000        2,664,976


                             32 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                      PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Educational Facilities Authority Revenue,
       Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ...................................   $    4,455,000   $    4,602,995
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 ................................       24,705,000       24,273,157
    California Health Facilities Financing Authority Revenue,
       Asian Community Center, Series A,
       AMBAC Insured, 5.00%, 4/01/37 ............................................................       10,550,000        7,969,470
       Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 .........................        8,765,000        6,869,130
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ............................       12,995,000        9,943,644
       Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 .......        1,060,000        1,022,794
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .........................................       15,400,000       15,541,834
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ........................................        5,000,000        5,010,300
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ........................................        4,000,000        4,000,360
       Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%, 11/01/28 .....        3,325,000        2,735,211
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ..............................        5,000,000        3,109,050
       Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 ....        3,435,000        3,435,172
       Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ...........        2,000,000        1,589,220
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 .........................        1,585,000        1,547,959
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 .........................        3,735,000        2,955,954
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 ......................          115,000          118,733
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 ......................          265,000          273,602
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ...................        5,000,000        4,767,650
       True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
          9/01/25 ...............................................................................        1,250,000        1,173,550
    California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30%
       thereafter, 8/01/31 ......................................................................          240,000          224,597
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
       first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ........................        8,460,000        9,445,759
    California PCFA, PCR, Southern California Edison Co., Refunding, Series C, MBIA Insured,
       5.55%, 9/01/31 ...........................................................................        4,800,000        3,529,920
    California Public School District Financing Authority Lease Revenue, Southern Kern USD,
       Series B, FSA Insured, ETM, 5.90%, 9/01/26 ...............................................        1,615,000        1,803,567
    California State Department of Water Resources Central Valley Project Revenue, Water System,
       Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ......................................          365,000          365,040
    California State Department of Water Resources Water Revenue,
       Central Valley Project, Series AC, MBIA Insured, Pre-Refunded, 5.00%, 12/01/26 ...........           40,000           46,335
       Central Valley Project, Series AD, FSA Insured, Pre-Refunded, 5.00%, 12/01/26 ............           25,000           29,208
       FSA Insured, Pre-Refunded, 5.125%, 12/01/29 ..............................................          115,000          126,693
       Refunding, FSA Insured, 5.125%, 12/01/29 .................................................        4,885,000        4,795,653
    California State GO,
       FGIC Insured, 5.375%, 6/01/26 ............................................................        1,350,000        1,314,968
       FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ................................................       34,500,000       35,826,525
       MBIA Insured, 6.00%, 8/01/16 .............................................................          210,000          210,197
       MBIA Insured, 6.00%, 10/01/21 ............................................................           65,000           65,046
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ...............................................       19,520,000       20,190,512
       Pre-Refunded, 5.125%, 6/01/31 ............................................................       24,705,000       26,877,805
       Refunding, 5.125%, 6/01/31 ...............................................................          295,000          266,055
       Refunding, MBIA Insured, 5.00%, 8/01/29 ..................................................          730,000          648,357
       Various Purpose, 5.00%, 11/01/32 .........................................................       22,500,000       19,510,200
       Various Purpose, Refunding, 5.00%, 3/01/32 ...............................................        3,000,000        2,605,110
       Various Purpose, Refunding, 5.00%, 12/01/32 ..............................................       14,585,000       12,645,195


                             Semiannual Report | 33

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State Health Facilities Financing Authority Revenue, Sutter Health, Series A,
       BHAC Insured, 5.00%, 11/15/42 ............................................................   $   15,000,000   $   13,302,450
    California State Local Government Finance Authority Revenue, Marin Valley Mobile, Senior
       Series A, FSA Insured, 5.80%, 10/01/20 ...................................................        3,770,000        3,799,255
    California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
       Series A, AMBAC Insured, 5.00%,
          12/01/21 ..............................................................................        4,100,000        3,716,527
          12/01/26 ..............................................................................        5,675,000        4,747,989
    California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
       5.35%, 6/01/31 ...........................................................................        2,000,000        2,186,500
    California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
       Pre-Refunded, 5.125%, 6/01/33 ............................................................        3,200,000        3,477,472
    California State University Revenue, Systemwide, Series A, FSA Insured, 5.00%, 11/01/33 .....       10,000,000        9,403,900
    California State University Revenue and Colleges Revenue, Systemwide, Refunding, Series A,
       AMBAC Insured, 5.00%, 11/01/33 ...........................................................       22,000,000       20,267,280
    California Statewide CDA,
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ....................................       12,250,000        7,935,182
       COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 .............................................        9,700,000       10,341,655
       COP, MBIA Insured, 5.00%, 4/01/18 ........................................................        3,000,000        2,528,580
       COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 ..............................        7,455,000        7,455,745
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 ..............................................        7,000,000        6,840,260
       MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
         8/01/33 ................................................................................        2,785,000        2,619,822
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ....................................       17,000,000       12,331,120
       Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41 .....................       17,000,000       13,922,830
       COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ...................        5,000,000        4,835,650
       Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/28 ........................       17,215,000       16,537,934
       Henry Mayo Newhall Memorial, Series B, MBIA Insured, 5.05%, 10/01/28 .....................        7,825,000        6,188,401
       Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 .......................        2,000,000        1,987,920
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/27 ...........       15,000,000       12,287,100
       Refunding, California Mortgage Insured, 5.00%, 8/01/21 ...................................        2,035,000        1,847,312
       St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 ..........................        7,215,000        5,877,050
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ..........................       20,000,000       16,359,800
       Sutter Health, Series C, FSA Insured, 5.05%, 8/15/38 .....................................       15,000,000       13,327,650
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 ........................................        9,320,000        8,566,851
       Refunding, Series B, FSA Insured, 5.75%, 10/01/29 ........................................        1,465,000        1,465,088
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 .....................................        3,420,000        3,612,101
    Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ...............................................        7,150,000        6,906,399
    Castaic Lake Water Agency Revenue COP,
       1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 ...................................        7,700,000        6,512,814
       Series A, MBIA Insured, 5.00%, 8/01/29 ...................................................        8,000,000        7,233,040
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds,
       Series C, AMBAC Insured, zero cpn.,
          8/01/35 ...............................................................................       10,000,000        1,769,700
          8/01/36 ...............................................................................       10,000,000        1,651,900
          8/01/37 ...............................................................................       15,045,000        2,326,408


                             34 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chaffey Community College District GO,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/27 .........................................   $      270,000   $      262,383
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 ......................................        5,480,000        6,169,110
    Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ................        2,790,000        2,791,004
    Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
       Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ........................................        2,000,000        2,000,840
    Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured, 5.00%,
       8/01/28 ..................................................................................        2,685,000        2,517,026
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 .........................        3,265,000        3,249,361
    Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%, 6/01/29 .....        2,000,000        2,308,000
    Corona-Norco USD,
       COP, Refunding, FSA Insured, 5.125%, 4/15/25 .............................................        5,355,000        5,363,407
       COP, Refunding, FSA Insured, 5.125%, 4/15/29 .............................................        2,540,000        2,481,885
       GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn., 3/01/25 ...........        1,400,000          531,230
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 ......................        2,320,000          993,842
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 ......................        2,620,000        1,044,882
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 .....................        4,655,000        1,686,693
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 .....................        6,080,000        2,048,048
    Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%, 9/01/26 ...        2,700,000        2,451,681
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ...........................        5,070,000        4,409,582
    Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 .........................        1,620,000        1,575,839
    Desert Sands USD, COP, Financing Project, FSA Insured, 5.75%, 3/01/24 .......................       10,000,000       10,134,000
    East Bay MUD Water System Revenue, Refunding, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ....       14,000,000       15,172,780
    East Side UHSD Santa Clara County GO, Election of 2008, Series A, Assured Guaranty, 5.00%,
       8/01/38 ..................................................................................        4,255,000        3,720,232
    El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured, 5.25%, 10/01/35 ....        6,200,000        5,409,748
    El Monte City School District GO, Election of 2004,
       Series A, FGIC Insured, 5.00%, 5/01/30 ...................................................        4,500,000        3,929,805
       Series B, FSA Insured, 5.00%, 8/01/32 ....................................................        5,535,000        4,899,084
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded, 5.60%,
       9/01/34 ..................................................................................        1,800,000        1,958,850
    Elsinore Valley Municipal Water District COP, Refunding, Series A, BHAC Insured, 5.00%,
       7/01/29 ..................................................................................        7,245,000        7,010,407
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%, 9/01/30 ....        3,770,000        3,738,106
    Escondido USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ......................       11,665,000       13,052,785
    Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 .................................................        4,145,000        4,058,038
    Fairfield Suisun USD, GO,
       Election of 2002, MBIA Insured, 5.00%, 8/01/25 ...........................................        4,185,000        4,029,653
       MBIA Insured, 5.00%, 8/01/27 .............................................................       12,000,000       11,577,480
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
       MBIA Insured, 5.00%, 3/01/33 .............................................................        5,000,000        4,613,450
    Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 ..........        2,030,000        2,038,729


                             Semiannual Report | 35

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 ........................   $   20,000,000   $   11,419,800
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 ........................       25,000,000       13,020,250
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 ........................        5,970,000        2,820,885
       senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ...........................       66,735,000       44,547,615
    Franklin-McKinley School District GO, Election of 2004, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 8/01/29 ...........................................................................        5,280,000        6,172,584
    Fresno USD, GO, Refunding,
       Series B, MBIA Insured, 5.00%, 2/01/21 ...................................................        2,860,000        2,754,495
       Series C, MBIA Insured, 5.90%, 2/01/20 ...................................................        2,065,000        2,205,131
       Series C, MBIA Insured, 5.90%, 8/01/22 ...................................................        3,000,000        3,116,790
    Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
       8/01/23 ..................................................................................        3,030,000        1,285,962
    Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
       5.75%, 7/01/25 ...........................................................................        1,250,000        1,261,488
       7/01/30 ..................................................................................        1,000,000          997,540
    Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .....................................        2,750,000        2,789,655
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
        9/01/24 .................................................................................        5,000,000        4,967,500
    Grossmont UHSD, GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 .        5,110,000        2,110,788
    Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C, Assured
       Guaranty, zero cpn., 8/01/38 .............................................................       10,000,000        1,305,300
    Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
       5.125%, 10/01/32 .........................................................................       19,815,000       18,145,388
    Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded, 5.25%, 7/01/29 ...        1,795,000        1,870,336
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%, 8/01/25 ......        3,045,000        3,186,806
       8/01/29 ..................................................................................        3,075,000        3,141,020
    Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured, 5.00%,
       9/01/32 ..................................................................................        7,000,000        6,481,930
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ...............................................        1,600,000        1,630,000
    Kern High School District GO,
       Election of 2004, Series C, FGIC Insured, 5.00%, 8/01/33 .................................        7,535,000        6,735,461
       FSA Insured, ETM, 6.625%, 8/01/14 ........................................................        1,535,000        1,909,218
       FSA Insured, ETM, 6.625%, 8/01/15 ........................................................        1,400,000        1,779,932
    Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment Projects
       No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ......................................        5,775,000        4,914,063
    Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured, zero
       cpn., 8/01/25 ............................................................................        5,495,000        1,867,915
       7/01/26 ..................................................................................        5,965,000        1,887,982
    Lodi Electric System Revenue COP,
       Series A, Assured Guaranty, 5.00%, 7/01/32 ...............................................       18,960,000       15,988,589
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/15/32 .....................................        4,000,000        4,044,760
    Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ..................................................        2,150,000        2,102,077


                                 36 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Lodi USD School Facilities Improvement District No. 1 GO, Election of 2006, FSA Insured,
       5.00%,
       8/01/30 ..................................................................................   $    6,450,000   $    6,004,563
       8/01/32 ..................................................................................        8,220,000        7,544,069
    Long Beach Bond Finance Authority Lease Revenue,
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 .................        4,000,000        4,005,240
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 .................       11,000,000        9,926,840
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 .................        2,000,000        1,878,760
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ........................        6,780,000        6,087,626
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ........................       10,500,000        8,925,000
    Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach Redevelopment
       Projects, Series A, AMBAC Insured,
       5.00%, 8/01/25 ...........................................................................        7,015,000        6,717,424
       5.00%, 8/01/31 ...........................................................................        3,135,000        2,804,790
       Pre-Refunded, 5.00%, 8/01/25 .............................................................        6,535,000        7,312,469
       Pre-Refunded, 5.00%, 8/01/31 .............................................................        8,865,000        9,919,669
    Long Beach University School District GO, Election of 1999, Series C, MBIA Insured, 5.125%,
       8/01/31 ..................................................................................       13,870,000       13,236,141
    Los Angeles Community College District GO,
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .....................................        4,000,000        4,357,880
       Series B, FSA Insured, 5.00%, 8/01/27 ....................................................        4,000,000        3,914,640
    Los Angeles COP,
       Municipal Improvement Corp. of Los Angeles, Program AW Certificates, AMBAC Insured, 5.00%,
       6/01/27 ..................................................................................        5,895,000        5,762,952
       Real Property Program, MBIA Insured, 5.00%, 2/01/27 ......................................        9,890,000        9,843,022
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, Pre-Refunded,
       5.25%,
       11/01/27 .................................................................................        2,500,000        2,670,850
       11/01/33 .................................................................................        2,500,000        2,670,850
    Los Angeles County Public Works Financing Authority Lease Revenue, Master Refunding Project,
       Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ........................................        7,600,000        5,953,156
    Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series A, MBIA
       Insured, 5.00%, 7/01/24 ..................................................................       12,000,000       11,859,840
       Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 ..................................       20,000,000       18,367,400
       Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ....................................        5,000,000        4,510,800
       Series B, FSA Insured, 5.00%, 7/01/35 ....................................................        5,000,000        4,679,850
    Los Angeles Department of Water and Power Waterworks Revenue, System, Series A, Sub
       Series A-2, AMBAC Insured, 5.00%, 7/01/44 ................................................       25,000,000       22,001,000
    Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 .............          725,000          662,389
    Los Angeles USD, GO,
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/27 ..................................        5,000,000        4,864,750
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/28 ..................................        5,000,000        4,819,050
       Election of 2005, Series E, FSA Insured, 5.00%, 7/01/27 ..................................        5,800,000        5,643,110
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ..............       10,000,000        9,454,800
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
       9/01/18 ..................................................................................        1,765,000        1,743,114
    Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
       5.85%, 6/01/22 ...........................................................................          665,000          673,406
       5.90%, 6/01/29 ...........................................................................        3,105,000        3,111,676


                             Semiannual Report | 37

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 ........   $    1,200,000   $    1,132,704
    Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 .................        2,680,000        2,615,921
    Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
       9/01/26 ..................................................................................       10,000,000        6,940,900
    Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ...................        1,025,000        1,030,556
    Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
       7/01/26 ..................................................................................        5,000,000        4,737,550
       7/01/31 ..................................................................................        8,285,000        7,462,134
    Monrovia USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 ...................        4,915,000        4,383,394
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%, 11/01/26 .......        8,715,000        7,822,845
    Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project, Refunding, MBIA
       Insured, 5.60%, 3/01/19 ..................................................................        2,460,000        2,460,074
    Montebello USD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/33 ...........................        8,375,000        7,367,320
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, Per-Refunded, 5.00%,
       8/01/26 ..................................................................................        4,000,000        4,634,000
    Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 .............................        3,840,000        4,150,618
    Mount Diablo USD, GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 ........................        6,025,000        5,654,221
    Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ......................................        2,380,000        2,340,349
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ................................................        2,535,000        2,386,525
    Nevada Joint UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ................................        1,295,000        1,240,895
    Newark USD, GO, Capital Appreciation,
       Series B, FGIC Insured, zero cpn., 8/01/24 ...............................................        9,905,000        4,042,528
       Series C, FSA Insured, zero cpn., 8/01/22 ................................................        2,165,000        1,103,998
       Series C, FSA Insured, zero cpn., 8/01/23 ................................................        2,465,000        1,178,492
       Series C, FSA Insured, zero cpn., 8/01/24 ................................................        2,560,000        1,153,664
       Series C, FSA Insured, zero cpn., 8/01/25 ................................................        2,705,000        1,149,030
    Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%, 3/01/30 ...        1,000,000          973,990
    Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
       7/01/23 ..................................................................................        3,200,000        4,159,296
    Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded, 6.00%,
       1/01/29 ..................................................................................       10,000,000       10,506,700
    Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ................................................        2,500,000        2,519,625
    Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 ........................        8,000,000        7,530,400
    Pacifica COP, AMBAC Insured, 5.375%, 1/01/37 ................................................        6,600,000        6,060,582
    Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
       Series A, MBIA Insured, 5.00%, 11/01/25 ..................................................        2,295,000        2,058,661
    Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
       Pre-Refunded, 5.00%, 6/01/28 .............................................................        4,000,000        4,532,160
    Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 ......................        1,000,000        1,031,760
    Patterson Joint USD, GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 8/01/22 ...............................................        1,900,000          878,085
       Series A, FGIC Insured, zero cpn., 8/01/24 ...............................................        2,075,000          831,577
       Series A, FGIC Insured, zero cpn., 8/01/25 ...............................................        2,170,000          803,095
       Series A, FGIC Insured, zero cpn., 8/01/26 ...............................................        2,265,000          780,066
       Series C, FGIC Insured, zero cpn., 8/01/23 ...............................................        1,985,000          854,443


                             38 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Peralta Community College District GO,
       Election of 2000, Series B, MBIA Insured, 5.25%, 8/01/32 .................................   $    8,450,000   $    8,205,034
       Peralta Community College, FSA Insured, 5.00%, 8/01/24 ...................................        6,000,000        5,866,500
    Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23 ...................        4,000,000        3,032,560
    Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%, 6/01/33 .....        3,280,000        2,955,116
    Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%, 10/01/30 .........................        5,190,000        4,776,409
    Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%, 10/01/23 ...        3,000,000        2,678,580
    Poway RDA Tax Allocation,
       MBIA Insured, Pre-Refunded, 5.75%, 6/15/33 ...............................................        9,250,000       10,201,825
       Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 .............................        9,195,000        7,131,642
       Refunding, MBIA Insured, 5.75%, 6/15/33 ..................................................        2,225,000        1,790,836
    Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project, Refunding, FSA Insured,
       5.25%, 9/01/20 ...........................................................................        2,500,000        2,224,375
    Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ...............................        3,000,000        2,805,390
    Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, Pre-Refunded,
       5.85%, 11/01/30 ..........................................................................        3,975,000        4,370,632
    Rohnert Park Community Development Commission Tax Allocation, Redevelopment Project,
       Series R, FGIC Insured, 5.00%, 8/01/37 ...................................................        5,000,000        4,101,050
    Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%, 9/01/25 .        5,675,000        5,434,834
    Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 ........................        5,685,000        6,098,754
    Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Refunding,
    Series A, FGIC Insured, 5.00%, 10/01/32 .....................................................        5,000,000        3,731,600
    Sacramento Area Flood Control Agency Special Assessment,
       Consolidated Capital Assessment District, Refunding, Series A, Assured Guaranty, 5.00%,
          10/01/32 ..............................................................................        5,000,000        4,554,100
       Subordinated, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ............................        1,000,000        1,001,280
    Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 ..............        8,395,000        9,098,249
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ..............       21,500,000       23,301,055
       City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
          12/01/28 ..............................................................................       10,000,000       11,220,700
    Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County Sanitation District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35 ..........       10,000,000       11,553,800
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
       5.75%, 9/01/30 ...........................................................................        3,435,000        3,176,207
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ..........................        1,645,000        1,625,704
    Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/31 ..................        5,000,000        4,517,900
    San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 ........       14,170,000       13,013,303
    San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
       5.25%, 10/01/25 ..........................................................................        5,450,000        5,159,079
    San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn.,
       5/01/22 ..................................................................................       28,405,000       13,876,411
    San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 ..................        2,110,000        2,226,198
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
       5.25%, 5/15/27 ...........................................................................        2,950,000        2,724,089


                             Semiannual Report | 39

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Francisco BART District Sales Tax Revenue,
       5.00%, 7/01/28 ...........................................................................   $    2,795,000   $    2,710,367
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ...............................................        6,500,000        6,714,305
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ...............................................       12,000,000       12,395,640
    San Francisco City and County Airports Commission International Airport Revenue, Refunding,
       Second Series 28A, MBIA Insured, 5.125%,
       5/01/24 ..................................................................................        9,745,000        7,712,290
       5/01/27 ..................................................................................       16,575,000       12,528,711
    San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
       Series A, FSA Insured, 5.00%, 11/01/31 ...................................................        3,885,000        3,563,866
    San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 .........        6,000,000        5,816,460
    San Gabriel USD, GO, Capital Appreciation,
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 ..............................        5,635,000        1,387,957
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 ..............................        5,870,000        1,345,521
       Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 ..............................        6,115,000        1,310,445
       Series A, FSA Insured, zero cpn., 8/01/26 ................................................        3,530,000        1,205,424
       Series A, FSA Insured, zero cpn., 2/01/27 ................................................        1,850,000          605,246
    San Joaquin Delta Community College District GO, Election of 2004,
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/31 ..........................       10,475,000        2,532,855
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/32 ..........................       15,185,000        3,416,625
       Series A, FSA Insured, 5.00%, 8/01/29 ....................................................          520,000          490,235
       Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ......................................        4,530,000        5,310,927
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 ..............       13,155,000        2,905,545
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .......................................       18,075,000       14,444,636
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ........................................       12,860,000        9,172,009
       senior lien, MBIA Insured, 5.00%, 1/01/33 ................................................       10,035,000        7,484,805
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/33 ................       12,135,000        9,969,267
    San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
       5.00%, 6/01/27 ...........................................................................       10,000,000        9,892,800
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ............        3,500,000        2,940,105
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
       5.00%, 8/01/31 ...........................................................................       15,470,000       11,660,977
    San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ..................        5,115,000        4,596,850
    San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, Pre-Refunded, 5.75%,
       11/01/29 .................................................................................        5,000,000        5,305,350
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
       Series A, MBIA Insured, Pre-Refunded,
       5.75%, 10/01/29 ..........................................................................        5,340,000        5,818,784
       5.80%, 10/01/30 ..........................................................................        7,800,000        8,582,964
    San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 ..............................        6,080,000        2,297,875
    San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 ..........        5,790,000        5,820,282
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
       4/01/24 ..................................................................................       14,245,000        5,736,319
    Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ...................................        5,555,000        5,463,954
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.125%, 2/01/41 ..........................................................................       11,545,000        8,692,230
    Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
       7/01/33 ..................................................................................       11,050,000       10,467,775


                              40| Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Santa Rita USD, GO, Election 2006, Series A, FSA Insured, 5.00%, 8/01/32 ....................   $    6,160,000   $    5,452,278
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded, 5.125%, 9/01/31 ........        4,000,000        4,299,080
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
       AMBAC Insured, 6.00%, 7/02/15 ............................................................        2,000,000        2,231,860
    Santee School District GO,
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/33 .............................        1,260,000        1,102,487
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/38 .............................        1,000,000          868,500
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/48 .............................        5,250,000        4,408,582
       Series A, FSA Insured, 5.00%, 8/01/31 ....................................................        6,845,000        5,935,436
    Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 .............        3,455,000        2,777,440
    South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 .....................................        3,155,000        3,117,708
    South San Francisco COP, Conference Center Financing, 5.00%, 4/01/29 ........................        2,000,000        1,887,980
    Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.00%, 7/01/33 .............................................................       29,000,000       32,861,640
    Southern Kern USD, COP, Capital Appreciation, Building Program, Series B, FSA Insured,
       5.625%, 9/01/26 ..........................................................................        2,250,000        2,250,315
    Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ...............        3,005,000        2,953,855
    Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
       zero cpn.,
       8/01/28 ..................................................................................        2,340,000          650,473
       8/01/29 ..................................................................................        2,440,000          629,032
       8/01/30 ..................................................................................        2,550,000          610,343
       8/01/31 ..................................................................................        2,660,000          597,143
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .......................        2,000,000        2,019,900
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
       5.00%, 9/01/23 ...........................................................................        6,500,000        6,052,800
    Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ...............................................        3,000,000
    2,809,860
    Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/20 .......        4,340,000        4,506,265
    Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 .....................................        6,855,000        6,721,670
    Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
       Pre-Refunded, 5.75%, 10/01/32 ............................................................       14,100,000       14,708,274
    Union Elementary School District GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 9/01/24 ...............................................        2,000,000          816,020
       Series B, FGIC Insured, zero cpn., 9/01/25 ...............................................        5,500,000        2,075,040
       Series B, FGIC Insured, zero cpn., 9/01/26 ...............................................        5,850,000        2,056,802
    University of California Revenues, Limited Project, Series D, FGIC Insured, 5.00%,
       5/15/37 ..................................................................................        6,460,000        5,886,933
    Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured, 5.00%,
       9/01/31 ..................................................................................        5,095,000        3,583,721
    Vista USD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ..........................        7,150,000        2,462,460
       Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 ..........................        4,795,000        1,582,542
       Series A, FSA Insured, 5.25%, 8/01/25 ....................................................        5,000,000        4,902,250
    Washington Township Health Care District Revenue, Refunding,
       5.00%, 7/01/18 ...........................................................................        2,000,000        1,856,060
       5.125%, 7/01/23 ..........................................................................          450,000          381,510
    Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
       8/01/25 ..................................................................................        2,045,000        2,041,585


                             Semiannual Report | 41

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                    AMOUNT            VALUE
    ------------------------------------------------                                                --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn., 8/01/47 ...............   $   18,685,000   $    1,682,584
    West Basin Municipal Water District Revenue COP, Refunding, Series A, MBIA Insured,
       5.00%, 8/01/24 ...........................................................................        2,500,000        2,418,500
    West Kern Community College District COP, AMBAC Insured, 5.375%, 11/01/28 ...................        5,615,000        5,255,865
    Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 .......................        6,930,000        7,828,474
    Westlands Water District Revenue COP,
       MBIA Insured, 5.00%, 9/01/29 .............................................................       11,775,000       10,589,022
       Series A, MBIA Insured, 5.00%, 9/01/35 ...................................................        1,460,000        1,277,909
       Series A, MBIA Insured, 5.00%, 9/01/37 ...................................................        4,340,000        3,776,060
    Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
       5.00%, 3/01/32 ...........................................................................        6,340,000        5,421,144
    Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
       3/01/33 ..................................................................................        3,870,000        3,461,521
       3/01/35 ..................................................................................        2,590,000        2,319,941
    Woodside Elementary School District GO, Election of 2005, MBIA Insured, Pre-Refunded,
       5.00%, 10/01/29 ..........................................................................        4,435,000        5,200,126
    Yosemite Community College District GO, Election of 2004, Series C, FSA Insured, 5.00%,
       8/01/32 ..................................................................................        5,000,000        4,661,500
                                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,031,450,061) ....................................................................                     1,903,169,042
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 0.6%
    MUNICIPAL BONDS 0.6%
    CALIFORNIA 0.6%
(a) California State Economic Recovery Revenue, Series C-5, Daily VRDN and Put, 0.83%, 7/01/23 ..        7,345,000        7,345,000
(a) Irvine 1915 Act Special Assessment, AD No. 93-14, Daily VRDN and Put, 0.85%, 9/02/25 ........        4,300,000        4,300,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,645,000) .............................................                        11,645,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $2,043,095,061) 98.3% ...............................................                     1,914,814,042
    OTHER ASSETS, LESS LIABILITIES 1.7% .........................................................                        32,344,159
                                                                                                                     --------------
    NET ASSETS 100.0% ...........................................................................                    $1,947,158,201
                                                                                                                     ==============

See Abbreviations on page 72.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   SIX MONTHS
                                                      ENDED
                                                  DECEMBER 31,                       YEAR ENDED JUNE 30,
                                                      2008       --------------------------------------------------------
CLASS A                                            (UNAUDITED)     2008        2007        2006        2005        2004
-------                                           ------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $  11.27      $  11.33    $  11.30    $  11.68    $  11.36    $  11.74
                                                   --------      --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................       0.23          0.44        0.43        0.43        0.43        0.44
   Net realized and unrealized gains (losses) ..      (0.86)        (0.07)       0.04       (0.39)       0.32       (0.38)
                                                   --------      --------    --------    --------    --------    --------
Total from investment operations ...............      (0.63)         0.37        0.47        0.04        0.75        0.06
                                                   --------      --------    --------    --------    --------    --------
Less distributions from net investment income ..      (0.22)        (0.43)      (0.44)      (0.42)      (0.43)      (0.44)
                                                   --------      --------    --------    --------    --------    --------
Redemption fees(c) .............................         --(d)         --(d)       --(d)       --(d)       --(d)       --
                                                   --------      --------    --------    --------    --------    --------
Net asset value, end of period .................   $  10.42      $  11.27    $  11.33    $  11.30    $  11.68    $  11.36
                                                   ========      ========    ========    ========    ========    ========
Total return(e) ................................      (5.61)%        3.29%       4.13%       0.37%       6.67%       0.50%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       0.65%         0.66%       0.67%       0.66%       0.67%       0.67%
Net investment income ..........................       4.12%         3.85%       3.76%       3.74%       3.67%       3.76%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $493,016      $517,443    $458,146    $463,545    $453,335    $384,196
Portfolio turnover rate                               13.60%        22.97%      11.25%      13.28%       4.17%      17.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   SIX MONTHS
                                                      ENDED
                                                  DECEMBER 31,                      YEAR ENDED JUNE 30,
                                                      2008       -------------------------------------------------------
CLASS C                                            (UNAUDITED)     2008        2007        2006        2005      2004(a)
-------                                           ------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $ 11.29       $ 11.36     $ 11.32     $ 11.70     $ 11.37      $11.73
                                                   -------       -------     -------     -------     -------      ------
Income from investment operations(b):
   Net investment income(c) ....................      0.20          0.38        0.37        0.37        0.36        0.37
   Net realized and unrealized gains (losses) ..     (0.86)        (0.08)       0.05       (0.39)       0.33       (0.36)
                                                   -------       -------     -------     -------     -------      ------
Total from investment operations ...............     (0.66)         0.30        0.42       (0.02)       0.69        0.01
                                                   -------       -------     -------     -------     -------      ------
Less distributions from net investment income ..     (0.19)        (0.37)      (0.38)      (0.36)      (0.36)      (0.37)
                                                   -------       -------     -------     -------     -------      ------
Redemption fees(d) .............................        --(e)         --(e)       --(e)       --(e)       --(e)       --
                                                   -------       -------     -------     -------     -------      ------
Net asset value, end of period .................   $ 10.44       $ 11.29     $ 11.36     $ 11.32     $ 11.70      $11.37
                                                   =======       =======     =======     =======     =======      ======
Total return(f) ................................     (5.87)%        2.63%       3.68%      (0.18)%      6.15%       0.11%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................      1.20%         1.21%       1.20%       1.20%       1.22%       1.22%
Net investment income ..........................      3.57%         3.30%       3.23%       3.20%       3.12%       3.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $45,361       $36,842     $27,025     $25,173     $19,082      $9,142
Portfolio turnover rate ........................     13.60%        22.97%      11.25%      13.28%       4.17%      17.36%

(a)  For the period July 1, 2003 (effective date) to June 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                                       2008(a)
ADVISOR CLASS                                                        (UNAUDITED)
-------------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................    $10.60
                                                                      ------
Income from investment operations(b):
   Net investment income(c) ......................................      0.08
   Net realized and unrealized gains (losses) ....................     (0.18)
                                                                      ------
Total from investment operations .................................     (0.10)
                                                                      ------
Less distributions from net investment income ....................     (0.08)
                                                                      ------
Net asset value, end of period ...................................    $10.42
                                                                      ======
Total return(d) ..................................................     (0.97)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................................      0.55%
Net investment income ............................................      4.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................    $   54
Portfolio turnover rate ..........................................     13.60%

(a)  For the period October 31, 2008 (effective date) to December 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008 (UNAUDITED)

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS 95.3%
    CALIFORNIA 89.3%
    ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza, California
       Mortgage Insured, 5.125%, 5/15/15 ........................................................   $    3,000,000   $    3,000,000
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
       5.125%, 3/01/18 ..........................................................................        2,695,000        2,108,137
       5.25%, 3/01/19 ...........................................................................        2,315,000        1,782,087
    ABAG Revenue, Refunding, Series A-E, 5.40%, 9/15/14 .........................................        1,900,000        1,742,433
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, FSA
       Insured, 5.00%, 10/01/10 .................................................................        1,305,000        1,327,694
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien,
       Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17 ..................................       10,000,000        5,944,000
    Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
       8/01/14 ..................................................................................        1,330,000        1,351,453
    Antelope Valley UHSD, GO, Series A, MBIA Insured,
       4.50%, 8/01/13 ...........................................................................        1,230,000        1,287,269
       4.625%, 8/01/14 ..........................................................................        1,250,000        1,309,538
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
       8/01/22 ..................................................................................        4,065,000        1,797,299
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/24 ..................................................................................        5,265,000        1,993,540
    Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects, FGIC
       Insured, 5.00%, 11/01/21 .................................................................        1,080,000        1,006,700
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F,
       5.00%, 4/01/24 ...........................................................................        3,000,000        2,996,610
    Burbank Electric Revenue, MBIA Insured, 4.00%,
       6/01/11 ..................................................................................        1,000,000        1,034,280
       6/01/12 ..................................................................................        1,000,000        1,040,320
    Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
       4.00%, 8/01/12 ...........................................................................        2,500,000        2,590,800
       zero cpn., 8/01/15 .......................................................................        4,600,000        3,498,576
       zero cpn., 8/01/16 .......................................................................        4,670,000        3,356,749
    Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ......................        5,045,000        5,075,371
    California Educational Facilities Authority Revenue, Stanford University, Refunding,
       Series R, 4.00%, 11/01/11 ................................................................        1,000,000        1,050,880
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series K, 5.125%, 7/01/22 ......................................       20,000,000       18,249,200
       Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/19 ..................................        2,000,000        1,952,420
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 ........................................        5,000,000        5,078,650
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 ........................................        2,000,000        2,029,880
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ........................................        3,850,000        3,900,858
       Paradise Valley Estates, Refunding, California Mortgage Insured, 3.875%, 1/01/09 .........        1,555,000        1,555,000
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 .........        1,000,000        1,018,080
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 ..........        1,480,000        1,507,128
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 .........        1,000,000        1,003,460
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 ..........        1,815,000        1,843,133
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 ..........        1,635,000        1,652,037
       Providence Health and Services, Series C, 5.75%, 10/01/19 ................................        1,440,000        1,474,358
       Providence Health and Services, Series C, 6.00%, 10/01/20 ................................        1,500,000        1,544,415
       Scripps Health, Series A, 5.00%, 10/01/22 ................................................        4,600,000        4,098,968


                             46 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
       Sutter Health, Series A, 5.25%, 8/15/22 ..................................................   $    6,000,000   $    5,601,300
       The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 .........................        1,350,000        1,364,391
       The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ..........................        1,200,000        1,206,084
    California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ...          165,000          165,262
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.00%, 2/01/18 ...........................................................................        2,185,000        1,613,207
       5.00%, 2/01/19 ...........................................................................        4,590,000        3,283,640
       5.00%, 2/01/20 ...........................................................................        2,325,000        1,612,760
       5.00%, 2/01/21 ...........................................................................        2,000,000        1,353,840
       Refunding, 5.00%, 2/01/14 ................................................................        1,765,000        1,492,696
       Refunding, 5.00%, 2/01/17 ................................................................        4,025,000        3,068,821
    California State Department of Water Resources Power Supply Revenue, Series A,
       5.50%, 5/01/12 ...........................................................................        2,000,000        2,155,460
       Pre-Refunded, 5.125%, 5/01/18 ............................................................        2,500,000        2,810,900
    California State Department of Water Resources Water Revenue, Central Valley Project,
       Refunding, Series AE, 5.00%, 12/01/26 ....................................................        5,000,000        5,048,350
    California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 ........................       10,670,000       11,435,039
    California State GO,
       5.25%, 6/01/16 ...........................................................................          515,000          517,178
       Pre-Refunded, 5.00%, 11/01/12 ............................................................        1,335,000        1,462,332
       Refunding, 4.00%, 2/01/10 ................................................................        6,900,000        6,998,187
       Refunding, 5.00%, 11/01/12 ...............................................................          665,000          694,805
       Refunding, MBIA Insured, 5.00%, 2/01/18 ..................................................            5,000            5,000
       Various Purpose, 5.00%, 11/01/22 .........................................................        1,000,000          959,150
       Various Purpose, Refunding, 5.125%, 3/01/24 ..............................................        2,715,000        2,600,128
       Veterans, Refunding, Series B, 5.25%, 12/01/15 ...........................................        2,310,000        2,201,915
    California State Municipal Finance Authority Revenue, Loma Linda University, 5.00%,
       4/01/24 ..................................................................................        1,180,000        1,120,965
    California State Public Works Board Lease Revenue,
       Department of Corrections and Rehabilitation, Refunding, Series J, 5.00%, 1/01/21 ........        3,000,000        2,759,520
       Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ...................        1,325,000        1,325,013
       Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .......        1,555,000        1,555,886
    California Statewide CDA, COP,
       Kaiser Permanente, ETM, 5.30%, 12/01/15 ..................................................        2,000,000        2,132,300
       St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ................................        1,005,000        1,015,231
    California Statewide CDA Revenue,
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/23 .....................       10,000,000        8,011,200
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 .........................        3,670,000        2,394,051
       Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 .........................        1,000,000          876,090
       Enloe Medical Center, Series A, 5.50%, 8/15/23 ...........................................        3,000,000        2,818,860
       Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 .......        3,000,000        2,972,220
       Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 ......................       10,000,000        9,775,100
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22 ...........        8,000,000        7,100,240
       Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ..........................        1,100,000        1,113,761
       Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ..........................        1,145,000        1,168,335
       Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 ................................          460,000          359,384
       Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 ................................          480,000          374,702


                             Semiannual Report | 47

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital
       Appreciation, AMBAC Insured, zero cpn., 8/01/22 ..........................................   $   10,445,000   $    4,670,586
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
       9/02/24 ..................................................................................        1,000,000          697,970
    Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
       Refunding, MBIA Insured, 5.00%, 7/01/17 ..................................................        2,000,000        1,956,740
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
       3.00%, 11/01/11 ..........................................................................        2,585,000        2,600,949
    Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 ................        4,105,000        4,095,600
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
       8/01/17 ..................................................................................        5,235,000        3,518,705
    Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ...................................        1,000,000        1,022,490
    Compton Public Finance Authority Lease Revenue, Various Capital Projects, Refunding, AMBAC
       Insured, 5.00%, 9/01/22 ..................................................................       15,190,000       14,539,564
    Conejo Valley USD, GO, Election of 1998,
       Series C, FSA Insured, zero cpn., 8/01/17 ................................................        2,500,000        1,715,950
       Series D, FGIC Insured, 4.50%, 8/01/19 ...................................................        4,000,000        4,017,480
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%, 8/01/18 ..        2,450,000        2,504,758
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 .........................        2,235,000        1,519,912
    Desert Sands USD,
       COP, Financing Project, FSA Insured, 5.00%, 3/01/19 ......................................        2,090,000        2,111,276
       GO, Election of 2001, 5.25%, 8/01/21 .....................................................        2,015,000        2,112,224
    Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 .......          800,000          862,488
    Fairfield-Suisun Sewer District Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%,
       5/01/12 ..................................................................................          600,000          618,780
    Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
       10/01/17 .................................................................................        1,275,000        1,339,388
    Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
       1/15/16 ..................................................................................        1,000,000          993,560
    Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
       Project, 5.00%, 4/01/12 ..................................................................        1,955,000        1,965,107
    Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
       9/01/12 ..................................................................................        1,605,000        1,608,804
    Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
       Refunding, AMBAC Insured, 4.25%, 10/01/13 ................................................        2,025,000        1,934,969
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
       5.00%, 6/01/12 ...........................................................................        1,500,000        1,632,825
    Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
       AMBAC Insured,
       4.125%, 8/01/14 ..........................................................................        2,140,000        2,222,561
       4.25%, 8/01/15 ...........................................................................        2,080,000        2,149,742
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ......................................          585,000          609,851
    Inland Empire Tobacco Asset Securitization Corp. Revenue, Series A, 5.00%, 6/01/21 ..........       11,995,000        9,272,615
    Irvine 1915 Act GO, AD No. 03-19, Group 2, Refunding,
       4.875%, 9/02/16 ..........................................................................        1,000,000          836,710
       5.00%, 9/02/18 ...........................................................................        1,000,000          798,990
       5.125%, 9/02/19 ..........................................................................        1,000,000          777,580


                             48 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Irvine 1915 Act Special Assessment, AD No. 00-18,
       Group 2, 4.375%, 9/02/10 .................................................................   $      885,000   $      857,335
       Group 2, 4.70%, 9/02/12 ..................................................................        1,475,000        1,354,183
       Group 2, 4.80%, 9/02/13 ..................................................................        1,175,000        1,056,830
       Group 2, 5.125%, 9/02/17 .................................................................        1,705,000        1,376,123
       Group 3, 4.75%, 9/02/15 ..................................................................        1,000,000          862,120
       Group 3, 5.00%, 9/02/17 ..................................................................        1,000,000          815,620
    Irvine USD Financing Authority Special Tax, Series A,
       4.70%, 9/01/15 ...........................................................................        1,095,000          935,557
       4.80%, 9/01/17 ...........................................................................        1,400,000        1,150,688
       4.875%, 9/01/18 ..........................................................................        1,570,000        1,249,610
       5.00%, 9/01/20 ...........................................................................        1,150,000          859,326
    Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
       1/01/18 ..................................................................................        1,735,000        1,765,258
    Lake Elsinore PFA Tax Allocation Revenue, Series A, 5.00%, 9/01/09 ..........................          330,000          335,277
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 .................          770,000          754,646
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/19 .................................................................................        5,000,000        3,521,500
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/17 ...        3,950,000        3,183,345
    Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
       5.00%, 8/15/20 ...........................................................................       20,000,000       20,427,600
       AMBAC Insured, 3.00%, 8/15/12 ............................................................        4,525,000        4,557,308
    Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier senior, Refunding,
       Series A, FSA Insured, 5.00%, 7/01/15 ....................................................        5,345,000        5,440,996
    Los Angeles USD, GO,
       Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/21 .................................        5,975,000        6,098,324
       Refunding, MBIA Insured, 5.25%, 7/01/13 ..................................................        3,500,000        3,860,675
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25 ......................................        6,265,000        6,168,206
       Refunding, Series A-2, FGIC Insured, 5.00%, 7/01/22 ......................................        5,000,000        5,042,900
    M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
       4.25%, 7/01/11 ...........................................................................        5,055,000        5,244,613
       5.00%, 7/01/18 ...........................................................................        1,000,000        1,020,590
    Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory Put
       11/15/16, FNMA Insured,
       3.90%, 11/15/36 ..........................................................................        3,440,000        3,131,466
       3.95%, 11/15/36 ..........................................................................        1,435,000        1,312,365
    Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
       8/01/18 ..................................................................................        1,455,000          918,105
       8/01/19 ..................................................................................        1,480,000          863,787
    Moreno Valley USD, GO,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 8/01/24 ........................        7,500,000        2,794,050
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/17 ....................        2,000,000        2,317,000
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/18 ....................        2,300,000        2,664,550
    Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ................................        1,040,000        1,060,862
    Orange County CFD No. 2002-1 Special Tax, Ladera Ranch, Series A,
       4.60%, 8/15/14 ...........................................................................        1,000,000          844,230
       4.75%, 8/15/15 ...........................................................................        1,000,000          828,360
       4.90%, 8/15/16 ...........................................................................        1,285,000        1,045,810


                             Semiannual Report | 49

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       4.90%, 8/15/17 ...........................................................................   $    1,000,000   $      828,260
       5.10%, 8/15/18 ...........................................................................        1,000,000          822,080
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       4.70%, 8/15/18 ...........................................................................        1,765,000        1,405,823
       4.80%, 8/15/19 ...........................................................................        1,945,000        1,518,306
       4.85%, 8/15/20 ...........................................................................        2,000,000        1,457,060
    Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
       5.375%, 8/15/12 ..........................................................................        1,500,000        1,383,270
    Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured,
       5.125%, 12/01/12 .........................................................................        1,435,000        1,435,129
    Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ....................................        1,000,000          883,210
    Pacifica COP, AMBAC Insured, 5.00%, 1/01/22 .................................................        1,275,000        1,208,190
    Palm Desert Financing Authority Tax Allocation Revenue,
       Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%,                                    7,690,000        6,129,161
          4/01/23 ...............................................................................
       Refunding, MBIA Insured, 4.75%, 8/01/18 ..................................................        1,050,000          938,942
    Palo Verde Community College District COP, AMBAC Insured, 5.00%,
       1/01/22 ..................................................................................        1,015,000          951,035
       1/01/23 ..................................................................................        1,065,000          983,698
       1/01/24 ..................................................................................        1,070,000          987,631
    Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
       5.35%, 12/01/16 ..........................................................................        1,000,000        1,008,920
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Series A, 5.00%,
       7/01/16 ..................................................................................        1,420,000        1,350,803
       7/01/21 ..................................................................................        1,695,000        1,453,242
    Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 .............................        1,000,000        1,017,660
    Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
       Series B, ETM, 5.35%, 5/15/13 ............................................................        1,720,000        1,840,985
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
       5.00%, 11/01/18 ..........................................................................        1,540,000        1,605,820
    Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 .................        1,000,000        1,025,670
    Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%, 7/01/21 ..        3,305,000        3,017,696
    San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ......          725,000          740,870
    San Francisco City and County Airports Commission International Airport Revenue,
       Issue 34D, Refunding, Second Series, 5.25%, 5/01/26 .......................................        5,425,000        4,986,823
       Mandatory Put 5/01/19, Refunding, Second Series, 6.50%, 5/01/19 ...........................        2,000,000        2,053,640
    San Joaquin County COP,
       General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .........................        1,000,000          910,730
       Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ......................        1,340,000        1,323,009
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
       Refunding, Series A, 5.60%, 1/15/16 ......................................................        3,000,000        2,685,450
       MBIA Insured, zero cpn., 1/15/26 .........................................................       19,000,000        4,196,530
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
       3/01/24 ..................................................................................        3,490,000        3,177,820
       3/01/25 ..................................................................................        3,665,000        3,274,201
       3/01/26 ..................................................................................        3,850,000        3,394,045


                              50| Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%, 4/01/12 ......   $    4,005,000    $   4,006,842
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
       5.00%, 8/01/26 ...........................................................................        8,000,000        6,419,920
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
       Series A, MBIA Insured,
       ETM, 5.10%, 10/01/09 .....................................................................          515,000          530,635
       Pre-Refunded, 5.30%, 10/01/11 ............................................................          350,000          378,697
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/19 ..................................................................................        1,325,000        1,354,283
       8/01/20 ..................................................................................        1,510,000        1,507,312
    Santa Ana USD, GO,
       Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 .............................        3,125,000        2,522,906
       Election of 2008, Series A, 5.25%, 8/01/25 ...............................................        2,000,000        1,980,280
    Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ........        1,085,000        1,043,748
    Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
       4.00%, 5/01/12 ...........................................................................          525,000          538,440
       4.25%, 5/01/14 ...........................................................................          840,000          860,294
       4.25%, 5/01/15 ...........................................................................          875,000          891,415
       4.25%, 11/01/15 ..........................................................................          670,000          682,569
    South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
       Refunding, FSA Insured, 3.25%, 8/01/11 ...................................................        1,000,000        1,023,810
    South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1, XLCA Insured,
       5.00%, 9/01/16 ...........................................................................        1,690,000        1,566,698
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
     Series A, 5.25%, 11/01/19 ..................................................................        1,500,000        1,193,205
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ..................          645,000          611,447
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset-Backed
       Bonds, Series B,
       ETM, 4.25%, 6/01/09 ......................................................................          880,000          892,540
       ETM, 4.50%, 6/01/11 ......................................................................        1,540,000        1,652,774
       Pre-Refunded, 4.60%, 6/01/12 .............................................................        1,760,000        1,893,021
       Pre-Refunded, 4.70%, 6/01/13 .............................................................        1,500,000        1,616,910
       Pre-Refunded, 4.80%, 6/01/14 .............................................................          725,000          783,210
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 .......        1,000,000        1,016,800
    University of California Revenues, Multiple Purpose Projects, Series N, FGIC Insured, 4.00%,
       9/01/12 ..................................................................................        1,380,000        1,399,651
    Vista USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 8/01/25 ......................        1,395,000        1,343,218
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ............................        1,875,000        1,928,381
    West Kern Community College District COP, AMBAC Insured,
       5.00%, 11/01/20 ..........................................................................        1,015,000          982,764
       5.00%, 11/01/21 ..........................................................................        1,065,000        1,018,545
       5.00%, 11/01/22 ..........................................................................        1,115,000        1,049,315
       5.125%, 11/01/23 .........................................................................        1,170,000        1,098,033
       5.125%, 11/01/24 .........................................................................        1,230,000        1,154,355
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
       ETM, 5.00%, 6/01/11 ......................................................................        1,060,000        1,147,482
       ETM, 5.00%, 6/01/12 ......................................................................        2,225,000        2,469,839
       Pre-Refunded, 5.00%, 6/01/13 .............................................................        2,335,000        2,614,033


                             Semiannual Report | 51

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
    ----------------------------------------------------------                                      --------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
       5.00%, 9/01/15 ...........................................................................   $    1,080,000    $   1,142,500
       5.25%, 9/01/20 ...........................................................................        1,325,000        1,366,035
                                                                                                                      -------------
                                                                                                                        480,829,631
                                                                                                                      -------------
    U.S. TERRITORIES 6.0%
    PUERTO RICO 4.8%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ................        2,500,000        2,394,925
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, FSA Insured, 5.00%, 7/01/23 ........................................        5,000,000        4,502,600
       Series RR, FGIC Insured, 5.00%, 7/01/21 ..................................................        5,000,000        4,150,600
       Series WW, 5.375%, 7/01/23 ...............................................................        5,000,000        4,231,750
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, MBIA
       Insured, 6.00%, 7/01/23 ..................................................................       11,645,000       10,517,531
                                                                                                                      -------------
                                                                                                                         25,797,406
                                                                                                                      -------------
    VIRGIN ISLANDS 1.2%
    Virgin Islands PFAR, senior lien,
       Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ....................................        4,150,000        4,052,849
       Refunding, Series A, 5.30%, 10/01/11 .....................................................        1,000,000          984,450
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 ..................................................................................        1,100,000        1,084,622
                                                                                                                      -------------
                                                                                                                          6,121,921
                                                                                                                      -------------
    TOTAL U.S. TERRITORIES ......................................................................                        31,919,327
                                                                                                                      -------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $550,842,745) .....................                       512,748,958
                                                                                                                      -------------
    SHORT TERM INVESTMENTS 3.0%
    MUNICIPAL BONDS 3.0%
    CALIFORNIA 3.0%
(a) Ontario IDA, IDR, Adjustable Tender, L.D. Brinkman and Co., West Coast Project, Daily VRDN
       and Put, 0.75%, 4/01/15 ..................................................................        2,800,000        2,800,000
(a) Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
       District, Refunding, Series C, Daily VRDN and Put, 0.85%, 12/01/38 .......................       11,000,000       11,000,000
(a) Southern California Public Power Authority Power Project Revenue, Mead-Adelanto, Refunding,
       Series A, Daily VRDN and Put, 0.75%, 7/01/20 .............................................        2,600,000        2,600,000
                                                                                                                      -------------
    TOTAL SHORT TERM INVESTMENTS (COST $16,400,000) .............................................                        16,400,000
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $567,242,745) 98.3% .................................................                       529,148,958
    OTHER ASSETS, LESS LIABILITIES 1.7% .........................................................                         9,282,525
                                                                                                                      -------------
    NET ASSETS 100.0% ...........................................................................                     $ 538,431,483
                                                                                                                      =============

See Abbreviations on page 72.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                   SIX MONTHS
                                                      ENDED
                                                  DECEMBER 31,                       YEAR ENDED JUNE 30,
                                                      2008       --------------------------------------------------------
CLASS A                                            (UNAUDITED)     2008        2007        2006        2005        2004
-------                                           ------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........  $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                  --------       --------    --------    --------    --------    --------
Income from investment operations - net
   investment income ...........................     0.006          0.024       0.029       0.023       0.012       0.004
                                                  --------       --------    --------    --------    --------    --------
Less distributions from net investment income ..    (0.006)        (0.024)     (0.029)     (0.023)     (0.012)     (0.004)
                                                  --------       --------    --------    --------    --------    --------
Net asset value, end of period .................  $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                  ========       ========    ========    ========    ========    ========
Total return(a) ................................      0.57%          2.43%       2.97%       2.33%       1.20%       0.38%
RATIOS TO AVERAGE NET ASSETS(b)
Expenses .......................................      0.56%(c)       0.54%       0.55%       0.55%       0.56%       0.56%
Net investment income ..........................      1.12%          2.37%       2.94%       2.30%       1.22%       0.38%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $689,601       $709,264    $658,903    $610,593    $688,121    $631,895

(a) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(b)  Ratios are annualized for periods less than one year.

(c) Ratio of expenses to average net assets, excluding payments/waivers by affiliate, was 0.57%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008 (UNAUDITED)

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                           AMOUNT            VALUE
    -----------------------------------------                                                       --------------   --------------
    INVESTMENTS 96.9%
    MUNICIPAL BONDS 96.9%
    CALIFORNIA 96.4%
(a) ABAG Finance Authority for Nonprofit Corps. Revenue, On Lok Senior Health Services,
       Refunding, Weekly VRDN and Put, 0.80%, 8/01/38 ...........................................   $    4,500,000   $    4,500,000
(a) Antelope Valley-East Kern Water Agency COP, Series A-2, Weekly VRDN and Put, 0.70%,
       6/01/37 ..................................................................................        7,000,000        7,000,000
(a) Bay Area Toll Authority Toll Bridge Revenue,
       Bay Area, Series C, Weekly VRDN and Put, 0.75%, 4/01/45 ..................................       25,000,000       25,000,000
       Bay Area, Series C-2, Weekly VRDN and Put, 0.70%, 4/01/47 ................................        8,235,000        8,235,000
       San Francisco Bay Area, Refunding, Series B-1, Weekly VRDN and Put, 0.78%, 4/01/45 .......       19,100,000       19,100,000
(a) Berkeley Revenue, Berkeley-Albany YMCA, Refunding, Weekly VRDN and Put, 0.80%, 7/01/38 ......        2,000,000        2,000,000
(a) Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
       0.45%, 12/01/10 ..........................................................................          572,000          572,000
    California Communities Note Program Note Participation Revenue, TRAN, Series A-3, 3.00%,
       6/30/09 ..................................................................................       15,000,000       15,098,950
(a) California Educational Facilities Authority Revenue, Stanford University, Series S-4,
       Daily VRDN and Put, 0.75%, 11/01/50 ......................................................        4,100,000        4,100,000
(a) California Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series F,
       Weekly VRDN and Put, 0.40%, 7/01/31 ......................................................        8,850,000        8,850,000
(a) California HFAR,
       MFH, Series D, Daily VRDN and Put, 1.35%, 2/01/31 ........................................       10,485,000       10,485,000
       MFH III, Series D, Weekly VRDN and Put, 0.55%, 8/01/22 ...................................        1,010,000        1,010,000
(a) California Infrastructure and Economic Development Bank Revenue,
       American National Red Cross, Refunding, Weekly VRDN and Put, 0.35%, 9/01/34 ..............        5,000,000        5,000,000
       California Academy of Sciences, Refunding, Series A, Daily VRDN and Put, 0.75%, 9/01/38 ..        1,000,000        1,000,000
       California Academy of Sciences, Refunding, Series F, Daily VRDN and Put, 0.75%, 9/01/38 ..        8,000,000        8,000,000
       J. Paul Getty Trust, Series B, Daily VRDN and Put, 0.90%, 4/01/33 ........................        1,000,000        1,000,000
       Orange County Performing Arts Center, Series B, Weekly VRDN and Put, 0.70%, 7/01/34 ......       10,000,000       10,000,000
(a) California Municipal Finance Authority Revenue, Gideon Hausner Jewish Day, Weekly VRDN and
       Put, 0.85%, 7/01/38 ......................................................................        1,500,000        1,500,000
(a) California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and Put,
       0.95%, 11/01/26 ..........................................................................          500,000          500,000
    California School Cash Reserve Program Authority COP, Series A, 3.00%, 7/06/09 ..............        8,000,000        8,054,332
(a) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series F, Sub Series F-1, Daily VRDN and Put, 1.20%, 5/01/19 ..................        2,800,000        2,800,000
       Refunding, Series F, Sub Series F-4, Daily VRDN and Put, 0.75%, 5/01/22 ..................       10,800,000       10,800,000
       Refunding, Series G, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 3.00%, 5/01/16 ....        6,255,000        6,255,000
       Series B-3, Daily VRDN and Put, 0.75%, 5/01/22 ...........................................          700,000          700,000
       Series C-4, Weekly VRDN and Put, 0.90%, 5/01/22 ..........................................        5,300,000        5,300,000
       Series C-12, Weekly VRDN and Put, 0.75%, 5/01/22 .........................................       19,000,000       19,000,000
       Series C-15, Weekly VRDN and Put, 0.50%, 5/01/22 .........................................        5,000,000        5,000,000
(a) California State Economic Development Financing Authority Revenue, KQED Inc. Project,
       Refunding, Weekly VRDN and Put, 0.55%, 4/01/20 ...........................................          810,000          810,000


                             54 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                           AMOUNT            VALUE
    -----------------------------------------                                                       --------------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) California State Economic Recovery Revenue,
       Series C-2, Daily VRDN and Put, 0.85%, 7/01/23 ...........................................   $    9,600,000   $    9,600,000
       Series C-3, Daily VRDN and Put, 0.85%, 7/01/23 ...........................................        8,950,000        8,950,000
       Series C-5, Daily VRDN and Put, 0.83%, 7/01/23 ...........................................        9,500,000        9,500,000
       Series C-11, Weekly VRDN and Put, 0.60%, 7/01/23 .........................................        1,735,000        1,735,000
    California State GO,
(a)    Kindergarten-University, Public Education Facilities, Refunding, Series A-6, Weekly VRDN
          and Put, 0.60%, 5/01/34 ...............................................................       11,445,000       11,445,000
(a)    Kindergarten-University, Refunding, Series A-1, Daily VRDN and Put, 0.98%, 5/01/34 .......        1,100,000        1,100,000
(a)    Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 0.65%, 5/01/34 .......        2,800,000        2,800,000
(a)    Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 0.85%, 5/01/34 .......        5,100,000        5,100,000
(a)    Kindergarten-University, Refunding, Series B-3, Daily VRDN and Put, 0.85%, 5/01/34 .......          300,000          300,000
(a)    Kindergarten-University, Series A-4, Daily VRDN and Put, 0.88%, 5/01/34 ..................        9,705,000        9,705,000
(a)    Kindergarten-University, Series A-10, Weekly VRDN and Put, 0.90%, 5/01/34 ................        2,450,000        2,450,000
       Pre-Refunded, 5.10%, 2/01/34 .............................................................        2,420,000        2,487,336
(a)    Series B-1, Weekly VRDN and Put, 0.40%, 5/01/33 ..........................................        5,000,000        5,000,000
(a)    Series C-1, Weekly VRDN and Put, 0.95%, 5/01/33 ..........................................        1,850,000        1,850,000
(a)    Series C-2, Weekly VRDN and Put, 0.85%, 5/01/33 ..........................................        6,700,000        6,700,000
(a) California Statewide CDA Revenue,
       Goodwill of Santa Cruz, Weekly VRDN and Put, 0.80%, 2/01/38 ..............................        1,000,000        1,000,000
       John Muir Health, Refunding, Series C, Daily VRDN and Put, 0.90%, 8/15/27 ................        3,800,000        3,800,000
       Los Angeles County Museum Art Project, Refunding, Series C, Weekly VRDN and Put, 0.45%,
          12/01/34 ..............................................................................        5,000,000        5,000,000
       Los Angeles County Museum Art Project, Refunding, Series D, Daily VRDN and Put, 0.75%,
          12/01/34 ..............................................................................        1,800,000        1,800,000
       Motion Picture and Television Fund, Series A, Weekly VRDN and Put, 0.90%, 3/01/31 ........        2,300,000        2,300,000
       Series A, Assured Guaranty, Weekly VRDN and Put, 0.67%, 3/01/37 ..........................        6,000,000        6,000,000
       Sweep Loan Program, Refunding, Series A, Weekly VRDN and Put, 0.46%, 8/01/35 .............       41,435,000       41,435,000
       Touro University Project, Refunding, Weekly VRDN and Put, 0.55%, 9/01/29 .................        4,665,000        4,665,000
       University Retirement Community Project, Daily VRDN and Put, 0.75%, 11/15/38                      2,870,000        2,870,000
(a) Calleguas-Las Virgines PFAR, Municipal Water District Project, Refunding, Series A, Weekly
       VRDN and Put, 0.70%, 7/01/37 .............................................................        8,825,000        8,825,000
(a) East Bay MUD District Water System Revenue, Refunding, Sub Series C5, Weekly VRDN and
       Put, 0.30%, 6/01/26 ......................................................................       27,330,000       27,330,000
(a) East Bay MUD Wastewater System Revenue, Refunding, Series A, Weekly VRDN and Put, 0.70%,
       6/01/33 ..................................................................................        5,000,000        5,000,000
(a) Fremont PFA, COP, Weekly VRDN and Put, 0.95%, 8/01/30 .......................................        8,000,000        8,000,000
(a) Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.75%, 6/01/30 ..................        1,500,000        1,500,000
(a) Irvine 1915 Act Special Assessment,
       AD No. 03-19, Series A, Daily VRDN and Put, 0.85%, 9/02/29 ...............................          300,000          300,000
       AD No. 93-14, Daily VRDN and Put, 0.85%, 9/02/25 .........................................        2,500,000        2,500,000
       AD No. 94-13, Daily VRDN and Put, 0.85%, 9/02/22 .........................................        1,900,000        1,900,000
       AD No. 97-13, Daily VRDN and Put, 0.85%, 9/02/23 .........................................        1,500,000        1,500,000
(a) Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series B-2, Weekly VRDN
       and Put, 0.60%, 12/01/37 .................................................................       12,600,000       12,600,000
(a) Los Angeles COP, Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 0.55%, 8/01/35 .......        1,300,000        1,300,000


                             Semiannual Report | 55

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                           AMOUNT            VALUE
    -----------------------------------------                                                       --------------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) Los Angeles County Housing Authority MFHR, Malibu Meadows Project, Refunding, Series B,
       Weekly VRDN and Put, 0.95%, 4/15/28 ......................................................   $    3,125,000   $    3,125,000
(a) Los Angeles County MFMR, Series 1984-A, Weekly VRDN and Put, 0.80%, 7/01/14 .................        4,500,000        4,500,000
    Los Angeles County TRAN, Series A, 3.00%, 6/30/09 ...........................................       12,000,000       12,082,721
(a) Los Angeles Department of Water and Power Revenue, Refunding, Series B,
       Sub Series B-1, Weekly VRDN and Put, 0.70%, 7/01/34 ......................................        4,050,000        4,050,000
       Sub Series B-2, Weekly VRDN and Put, 0.60%, 7/01/34 ......................................        1,500,000        1,500,000
       Sub Series B-3, Daily VRDN and Put, 0.90%, 7/01/34 .......................................        2,500,000        2,500,000
       Sub Series B-6, Daily VRDN and Put, 0.75%, 7/01/34 .......................................        2,400,000        2,400,000
       Sub Series B-7, Weekly VRDN and Put, 0.75%, 7/01/34 ......................................        8,000,000        8,000,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B, Sub
       Series B-4, Weekly VRDN and Put, 0.70%, 7/01/35 ..........................................        6,650,000        6,650,000
    Los Angeles GO, TRAN, 3.00%, 6/30/09 ........................................................       15,000,000       15,106,303
    Los Angeles USD,
(a)    COP, Administration Building Project, Refunding, Weekly VRDN and Put, 0.55%, 10/01/24 ....        1,500,000        1,500,000
(a)    COP, Belmont Learning Complex, Series A, Weekly VRDN and Put, 0.40%, 12/01/17 ............        1,800,000        1,800,000
       GO, TRAN, Series A, 3.00%, 7/30/09 .......................................................        4,950,000        4,991,609
(a) Manhattan Beach COP, Refunding, Weekly VRDN and Put, 1.00%, 8/01/32 .........................        2,400,000        2,400,000
(a) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.85%, 7/01/35 ................................        3,400,000        3,400,000
       Series B, Weekly VRDN and Put, 0.70%, 7/01/27 ............................................          200,000          200,000
       Series C, Weekly VRDN and Put, 0.65%, 7/01/28 ............................................       13,200,000       13,200,000
       Series C-2, Daily VRDN and Put, 0.85%, 7/01/36 ...........................................        5,500,000        5,500,000
(a) Monterey Peninsula Water Management District COP, Wastewater Reclamation Project, Weekly
       VRDN and Put, 0.93%, 7/01/22 .............................................................        3,500,000        3,500,000
(a) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Refunding, Series D, Weekly
       VRDN and Put, 0.45%, 12/01/40 ............................................................       15,000,000       15,000,000
(a) Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 0.45%, 12/01/15 ................        4,300,000        4,300,000
(a) Orange County Apartment Development Revenue,
       Harbor Pointe, Refunding, Issue D, Weekly VRDN and Put, 0.95%, 12/01/22 ..................        2,500,000        2,500,000
       Park Ridge Villas, Refunding, Issue I, Weekly VRDN and Put, 0.95%, 11/15/28 ..............        4,100,000        4,100,000
(a) Sacramento County Housing Authority MFHR, Stonebridge Apartments, Refunding, Series D,
       Weekly VRDN and Put, 0.90%, 5/15/31 ......................................................        1,400,000        1,400,000
(a) Sacramento County Sanitation District Financing Authority Revenue,
       Series C, Weekly VRDN and Put, 0.55%, 12/01/30 ...........................................       30,600,000       30,600,000
       sub. lien, Sanitation District, Refunding, Series C, Daily VRDN and Put, 0.85%,
          12/01/38 ..............................................................................       15,100,000       15,100,000
       sub. lien, Sanitation District, Refunding, Series E, Weekly VRDN and Put, 0.60%,
          12/01/40 ..............................................................................        3,000,000        3,000,000
(a) Sacramento MUD Electric Revenue, Refunding, sub. bond, Series K, Weekly VRDN and Put,
       0.75%, 8/15/28 ...........................................................................        1,000,000        1,000,000
(a) San Bernardino County MFHR, Housing Mortgage, Parkview, Refunding, Series A, Weekly VRDN
       and Put, 0.95%, 2/15/27 ..................................................................        1,200,000        1,200,000
(a) San Diego County COP,
       San Diego Foundation, Weekly VRDN and Put, 1.00%, 8/01/36 ................................        2,705,000        2,705,000
       Weekly VRDN and Put, 1.00%, 11/01/30 .....................................................        1,400,000        1,400,000


                             56 | Semiannual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                           AMOUNT            VALUE
    -----------------------------------------                                                       --------------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) San Jose Financing Authority Lease Revenue, Civic Center Project, Refunding, Series A, Weekly
       VRDN and Put, 0.50%, 6/01/39 .............................................................   $    2,500,000   $    2,500,000
(a) San Jose RDAR, Merged Area Redevelopment Project,
       Series A, Weekly VRDN and Put, 0.43%, 7/01/26 ............................................        5,200,000        5,200,000
       Series B, Weekly VRDN and Put, 0.40%, 7/01/26 ............................................       12,625,000       12,625,000
       Series B, Weekly VRDN and Put, 0.55%, 8/01/32 ............................................        1,585,000        1,585,000
(a) Santa Ana USD, COP, Weekly VRDN and Put, 0.40%, 7/01/15 .....................................        1,100,000        1,100,000
(a) Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
       Replacement Project, Series B, Weekly VRDN and Put, 0.55%, 11/15/25 ......................        4,900,000        4,900,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
       Series A, Weekly VRDN and Put, 0.95%, 12/15/25 ...........................................        5,000,000        5,000,000
(a) Southern California Public Power Authority Power Project Revenue,
       Mead-Adelanto, Refunding, Series A, Daily VRDN and Put, 0.75%, 7/01/20 ...................        6,400,000        6,400,000
       Mead-Phoenix, Refunding, Series A, Daily VRDN and Put, 0.75%, 7/01/20 ....................       15,650,000       15,650,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, Weekly VRDN and Put, 0.95%,
       7/15/29 ..................................................................................        5,955,000        5,955,000
    University of California Regents Revenue, TECP, 1.15%, 2/02/09 ..............................        6,900,000        6,900,000
(a) Val Verde USD, COP, Refunding, Series A, Weekly VRDN and Put, 1.00%, 3/01/36 ................        8,400,000        8,400,000
                                                                                                                     --------------
                                                                                                                        664,943,251
                                                                                                                     --------------
    U.S. TERRITORIES 0.5%
    PUERTO RICO 0.5%
    Puerto Rico Commonwealth TRAN, Series A, Sub Series A2, 3.00%, 7/30/09 ......................        3,000,000        3,023,149
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $667,966,400) 96.9% .................................................                       667,966,400
    OTHER ASSETS, LESS LIABILITIES 3.1% .........................................................                        21,634,372
                                                                                                                     --------------
    NET ASSETS 100.0% ...........................................................................                    $  689,600,772
                                                                                                                     ==============

See Abbreviations on page 72.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008 (unaudited)

                                                                                FRANKLIN       FRANKLIN CALIFORNIA     FRANKLIN
                                                                               CALIFORNIA       INTERMEDIATE-TERM     CALIFORNIA
                                                                            INSURED TAX-FREE         TAX-FREE         TAX-EXEMPT
                                                                               INCOME FUND         INCOME FUND        MONEY FUND
                                                                            ----------------   -------------------   -------------
Assets:
   Investments in securities:
      Cost ..............................................................    $ 2,043,095,061      $ 567,242,745      $ 667,966,400
                                                                             ===============      =============      =============
      Value .............................................................    $ 1,914,814,042      $ 529,148,958      $ 667,966,400
   Cash .................................................................          4,217,106          2,301,130         23,630,249
   Receivables:
      Capital shares sold ...............................................          6,649,779          2,924,641          2,124,397
      Interest ..........................................................         31,005,051          7,769,114          1,195,184
   Prepaid expense (Note 7) .............................................                 --                 --             94,581
                                                                             ---------------      -------------      -------------
         Total assets ...................................................      1,956,685,978        542,143,843        695,010,811
                                                                             ---------------      -------------      -------------
Liabilities:
   Payables:
      Capital shares redeemed ...........................................          5,197,166          2,585,104          5,003,953
      Affiliates ........................................................          1,230,217            351,349            281,303
      Distributions to shareholders .....................................          2,924,259            720,882             52,246
   Accrued expenses and other liabilities ...............................            176,135             55,025             72,537
                                                                             ---------------      -------------      -------------
         Total liabilities ..............................................          9,527,777          3,712,360          5,410,039
                                                                             ---------------      -------------      -------------
            Net assets, at value ........................................    $ 1,947,158,201      $ 538,431,483      $ 689,600,772
                                                                             ===============      =============      =============
Net assets consist of:
   Paid-in capital ......................................................    $ 2,077,938,052      $ 584,379,848      $ 689,682,133
   Undistributed net investment income (distributions in excess of net
      investment income) ................................................            147,563            453,515            (13,167)
   Net unrealized appreciation (depreciation) ...........................       (128,281,019)       (38,093,787)                --
   Accumulated net realized gain (loss) .................................         (2,646,395)        (8,308,093)           (68,194)
                                                                             ---------------      -------------      -------------
            Net assets, at value ........................................    $ 1,947,158,201      $ 538,431,483      $ 689,600,772
                                                                             ===============      =============      =============

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008 (unaudited)

                                                                               FRANKLIN       FRANKLIN CALIFORNIA     FRANKLIN
                                                                              CALIFORNIA       INTERMEDIATE-TERM     CALIFORNIA
                                                                           INSURED TAX-FREE        TAX-FREE          TAX-EXEMPT
                                                                             INCOME FUND         INCOME FUND         MONEY FUND
                                                                           ----------------   -------------------   -----------
CLASS A:
   Net assets, at value ................................................    $1,746,633,871        $493,016,401      $689,600,772
                                                                            --------------        ------------      ------------
   Shares outstanding ..................................................       156,686,320          47,329,656       689,681,460
                                                                            --------------        ------------      ------------
   Net asset value per share(a) ........................................    $        11.15        $      10.42      $       1.00
                                                                            --------------        ------------      ------------
   Maximum offering price per share (net asset value per share / 95.75%,
      97.75% and 100%, respectively) ...................................    $        11.64        $      10.66      $       1.00
                                                                            --------------        ------------      ------------
CLASS B:
   Net assets, at value ................................................    $   38,384,356
                                                                            --------------
   Shares outstanding ..................................................         3,425,244
                                                                            --------------
   Net asset value and maximum offering price per share(a) .............    $        11.21
                                                                            --------------
Class C:
   Net assets, at value ................................................    $  161,175,587        $ 45,360,963
                                                                            --------------        ------------
   Shares outstanding ..................................................        14,304,877           4,344,238
                                                                            --------------        ------------
   Net asset value and maximum offering price per share(a) .............    $        11.27        $      10.44
                                                                            --------------        ------------
ADVISOR CLASS:
   Net assets, at value ................................................    $      964,387        $     54,119
                                                                            --------------        ------------
   Shares outstanding ..................................................            86,495               5,192
                                                                            --------------        ------------
   Net asset value and maximum offering price per share ................    $        11.15        $      10.42
                                                                            --------------        ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             59 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2008 (unaudited)

                                                                      FRANKLIN       FRANKLIN CALIFORNIA    FRANKLIN
                                                                     CALIFORNIA       INTERMEDIATE-TERM    CALIFORNIA
                                                                  INSURED TAX-FREE         TAX-FREE        TAX-EXEMPT
                                                                     INCOME FUND         INCOME FUND       MONEY FUND
                                                                  ----------------   -------------------   ----------
Investment income:
   Interest ...................................................    $  53,719,444        $ 13,464,628       $6,037,517
                                                                   -------------        ------------       ----------
Expenses:
   Management fees (Note 3a) ..................................        4,663,554           1,382,800        1,742,207
   Distribution fees: (Note 3c)
      Class A .................................................          914,675             258,123               --
      Class B .................................................          142,755                  --               --
      Class C .................................................          530,514             134,534               --
   Transfer agent fees (Note 3e) ..............................          262,415              94,228          128,989
   Custodian fees .............................................           15,433               4,013            5,476
   Reports to shareholders ....................................           39,587              14,999           16,868
   Registration and filing fees ...............................           17,105              12,211            6,450
   Professional fees ..........................................           36,699              15,092           15,809
   Trustees' fees and expenses ................................           35,270               8,700           10,505
   Temporary Guarantee Program fee (Note 7) ...................               --                  --           80,132
   Other ......................................................           65,143              31,048           23,727
                                                                   -------------        ------------       ----------
      Total expenses ..........................................        6,723,150           1,955,748        2,030,163
      Expenses waived/paid by affiliates (Note 3f) ............               --                  --          (23,912)
                                                                   -------------        ------------       ----------
         Net expenses .........................................        6,723,150           1,955,748        2,006,251
                                                                   -------------        ------------       ----------
            Net investment income .............................       46,996,294          11,508,880        4,031,266
                                                                   -------------        ------------       ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................       (1,450,355)         (4,797,484)         (36,960)
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................     (182,968,370)        (39,900,690)              --
                                                                   -------------        ------------       ----------
Net realized and unrealized gain (loss) .......................     (184,418,725)        (44,698,174)         (36,960)
                                                                   -------------        ------------       ----------
Net increase (decrease) in net assets resulting
   from operations ............................................    $(137,422,431)       $(33,189,294)      $3,994,306
                                                                   =============        ============       ==========

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FRANKLIN CALIFORNIA
                                                    FRANKLIN CALIFORNIA INSURED               INTERMEDIATE-TERM
                                                        TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                -----------------------------------   ---------------------------------
                                                 SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                DECEMBER 31, 2008      YEAR ENDED     DECEMBER 31, 2008     YEAR ENDED
                                                    (UNAUDITED)      JUNE 30, 2008       (UNAUDITED)      JUNE 30, 2008
                                                -----------------   ---------------   -----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................    $   46,996,294     $   88,316,572      $ 11,508,880      $ 19,789,449
      Net realized gain (loss) from
         investments ........................        (1,450,355)         1,805,353        (4,797,484)         (188,726)
      Net change in unrealized appreciation
         (depreciation) on  investments .....      (182,968,370)       (50,951,854)      (39,900,690)       (3,989,373)
                                                 --------------     --------------      ------------      ------------
         Net increase (decrease) in net
            assets resulting from
            operations ......................      (137,422,431)        39,170,071       (33,189,294)       15,611,350
                                                 --------------     --------------      ------------      ------------
   Distributions to shareholders from:
      Net investment income:
          Class A ...........................       (42,499,998)       (80,334,698)      (10,615,803)      (18,451,219)
          Class B ...........................          (901,155)        (2,018,683)               --                --
          Class C ...........................        (3,294,896)        (5,492,590)         (726,436)         (949,254)
          Advisor Class .....................            (7,445)                --              (160)               --
                                                 --------------     --------------      ------------      ------------
Total distributions to shareholders .........       (46,703,494)       (87,845,971)      (11,342,399)      (19,400,473)
                                                 --------------     --------------      ------------      ------------
Capital share transactions: (Note 2)
          Class A ...........................        36,189,717        109,413,411        16,823,272        62,821,795
          Class B ...........................        (6,461,179)        (9,067,886)               --                --
          Class C ...........................        12,385,600         27,534,725        11,800,954        10,074,524
          Advisor Class .....................           989,048                 --            53,118                --
                                                 --------------     --------------      ------------      ------------
Total capital share transactions ............        43,103,186        127,880,250        28,677,344        72,896,319
                                                 --------------     --------------      ------------      ------------
Redemption fees .............................               624             14,774               990             5,999
                                                 --------------     --------------      ------------      ------------
         Net increase (decrease) in net
            assets ..........................      (141,022,115)        79,219,124       (15,853,359)       69,113,195
Net assets:
   Beginning of period ......................     2,088,180,316      2,008,961,192       554,284,842       485,171,647
                                                 --------------     --------------      ------------      ------------
   End of period ............................    $1,947,158,201     $2,088,180,316      $538,431,483      $554,284,842
                                                 ==============     ==============      ============      ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period .........................    $      147,563     $     (145,237)     $    453,515      $    287,034
                                                 ==============     ==============      ============      ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN CALIFORNIA
                                                            TAX-EXEMPT MONEY FUND
                                                     ----------------------------------
                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 2008     YEAR ENDED
                                                        (UNAUDITED)      JUNE 30, 2008
                                                     -----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................     $   4,031,266     $  16,817,432
      Net realized gain (loss) from investments ..           (36,960)           (5,363)
                                                       -------------     -------------
         Net increase (decrease) in net assets
            resulting from operations ............         3,994,306        16,812,069
                                                       -------------     -------------
   Distributions to shareholders from net
      investment income: .........................        (4,044,433)      (16,817,432)
   Capital share transactions (Note 2) ...........       (19,613,269)       50,366,184
                                                       -------------     -------------
         Net increase (decrease) in net assets ...       (19,663,396)       50,360,821
Net assets:
   Beginning of period ...........................       709,264,168       658,903,347
                                                       -------------     -------------
   End of period .................................     $ 689,600,772     $ 709,264,168
                                                       =============     =============
Undistributed net investment income (distributions
   in excess of net investment income) included
   in net assets:
      End of period ..............................     $     (13,167)    $          --
                                                       =============     =============

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective October 31, 2008, Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                         CLASS A, CLASS B, CLASS C
CLASS A                          CLASS A, CLASS C & ADVISOR CLASS        & ADVISOR CLASS
------------------------------   -------------------------------------   ------------------------------------
Franklin California Tax-Exempt   Franklin California Intermediate-Term   Franklin California Insured Tax-Free
Money Fund                       Tax-Free Income Fund                    Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             Semiannual Report | 63

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                              64| Semiannual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                          FRANKLIN CALIFORNIA             FRANKLIN CALIFORNIA
                                                INSURED                    INTERMEDIATE-TERM
                                          TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                     ----------------------------    ----------------------------
                                        SHARES          AMOUNT          SHARES         AMOUNT
                                     -----------    -------------    -----------    -------------
CLASS A SHARES:
Six Months ended December 31, 2008
   Shares sold ...................    18,322,084    $ 212,008,007     11,730,173    $ 127,543,532
   Shares issued in reinvestment
      of distributions ...........     2,133,435       24,600,374        615,795        6,667,231
   Shares redeemed ...............   (17,605,022)    (200,418,664)   (10,947,286)    (117,387,491)
                                     -----------    -------------    -----------    -------------
   Net increase (decrease) .......     2,850,497    $  36,189,717      1,398,682    $  16,823,272
                                     ===========    =============    ===========    =============
Year ended June 30, 2008
   Shares sold ...................    26,443,274    $ 328,888,594     13,016,223    $ 148,492,416
   Shares issued in reinvestment
      of distributions ...........     3,723,380       46,287,251      1,016,666       11,595,555
   Shares redeemed ...............   (21,388,540)    (265,762,434)    (8,527,412)     (97,266,176)
                                     -----------    -------------    -----------    -------------
   Net increase (decrease) .......     8,778,114    $ 109,413,411      5,505,477    $  62,821,795
                                     ===========    =============    ===========    =============


                             Semiannual Report | 65

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN CALIFORNIA        FRANKLIN CALIFORNIA
                                                INSURED                INTERMEDIATE-TERM
                                          TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                       -------------------------   ------------------------
                                         SHARES        AMOUNT        SHARES       AMOUNT
                                       ----------   ------------   ---------   ------------
CLASS B SHARES:
Six Months ended December 31, 2008
   Shares sold .....................       64,281   $    724,697
   Shares issued in reinvestment
   of distributions ................       48,528        563,311
   Shares redeemed .................     (675,262)    (7,749,187)
                                       ----------   ------------
   Net increase (decrease) .........     (562,453)  $ (6,461,179)
                                       ==========   ============
Year ended June 30, 2008
   Shares sold .....................       69,936   $    866,284
Shares issued in reinvestment
   of distributions ................      103,853      1,298,021
   Shares redeemed .................     (900,350)   (11,232,191)
                                       ----------   ------------
  Net increase (decrease) ..........     (726,561)  $ (9,067,886)
                                       ==========   ============
CLASS C SHARES:

Six Months ended December 31, 2008
   Shares sold .....................    3,024,154   $ 35,245,701   1,728,310    $18,716,392
Shares issued in reinvestment
   of distributions ................      172,634      2,009,247      37,796        408,980
   Shares redeemed .................   (2,154,635)   (24,869,348)   (684,762)    (7,324,418)
   Net increase(decrease) ..........    1,042,153   $ 12,385,600   1,081,344    $11,800,954
                                       ----------   ------------   ---------    -----------
Year ended June 30, 2008
   Shares sold .....................    3,725,402   $ 46,696,824   1,323,158    $15,093,148
                                       ==========   ============   =========    ===========
Shares issued in reinvestment
   of distributions ................      264,495      3,320,505      44,836        512,396
   Shares redeemed .................   (1,792,999)   (22,482,604)   (484,788)    (5,531,020)
                                       ----------   ------------   ---------    -----------
   Net increase (decrease) .........    2,196,898   $ 27,534,725     883,206    $10,074,524
                                       ==========   ============   =========    ===========
ADVISOR CLASS SHARES:
Period ended December 31, 2008(a)
   Shares sold .....................      127,474   $  1,453,441       5,191    $    53,104
   Shares issued in reinvestment
   of distributions ................          527          5,867           1             14
   Shares redeemed .................      (41,506)      (470,260)         --             --
                                       ----------   ------------   ---------    -----------
   Net increase (decrease) .........       86,495   $    989,048       5,192    $    53,118
                                       ==========   ============   =========    ===========

(a)  For the period October 31, 2008 (effective date) to December 31, 2008.


                              66 | Semiannual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      FRANKLIN CALIFORNIA
                                           TAX-EXEMPT
                                           MONEY FUND
                                             AMOUNT
                                      -------------------
CLASS A SHARES:
Six Months ended December 31, 2008
 Shares sold ......................      $ 407,422,874
Shares issued in reinvestment
   of distributions ...............         3,837,307
Shares redeemed ...................       (430,873,450)
                                         -------------
Net increase (decrease) ...........      $ (19,613,269)
                                         =============
Year ended June 30, 2008
Shares sold .......................      $ 671,938,023
Shares issued in reinvestment
   of distributions ...............         16,911,703
Shares redeemed ...................       (638,483,542)
                                         -------------
Net increase (decrease) ...........      $  50,366,184
                                         =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             -----------
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
Services)

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                In excess of $20 billion


                             Semiannual Report | 67

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                   FRANKLIN CALIFORNIA     FRANKLIN CALIFORNIA
                                         INSURED            INTERMEDIATE-TERM
                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                   --------------------   --------------------
Reimbursement Plans:
   Class A......................            0.10%                  0.10%
Compensation Plans:
   Class B......................            0.65%                    --
   Class C......................            0.65%                  0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                  INSURED TAX-FREE     INTERMEDIATE-TERM         TAX-EXEMPT
                                                   INCOME FUND        TAX-FREE INCOME FUND       MONEY FUND
                                                -------------------   --------------------   -------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers.......         $108,300              $27,883                $    --
Contingent deferred sales charges
   retained..................................         $229,112              $ 9,386                $28,178


                             68 | Semiannual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended December 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                      INSURED TAX-FREE      INTERMEDIATE-TERM         TAX-EXEMPT
                                        INCOME FUND       TAX-FREE INCOME FUND        MONEY FUND
                                    -------------------   --------------------   -------------------
Transfer agent fees..............       $25,958                  $53,467            $4,489

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin California Tax-Exempt Money Fund, Advisers, agreed in advance to voluntarily waive a portion of its management fees. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

 4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2008, the capital loss carryforwards were as follows:

                                             FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                               INSURED TAX-FREE      INTERMEDIATE-TERM        TAX-EXEMPT
                                                 INCOME FUND       TAX-FREE INCOME FUND       MONEY FUND
                                             -------------------   --------------------   -------------------
Capital loss carryforwards expiring in:
   2009 ..................................         $783,847            $  321,166              $21,840
   2010 ..................................               --               112,465                   --
   2011 ..................................               --               145,149                   --
   2012 ..................................               --               865,726                2,466
   2013 ..................................               --               421,949                1,565
   2015 ..................................               --             1,083,972                   --
   2016 ..................................               --               154,257                5,363
                                                   --------            ----------              -------
                                                   $783,847            $3,104,684              $31,234
                                                   ========            ==========              =======

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2008, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $359,251 and $405,924, respectively.


                             Semiannual Report | 69

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At December 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                      INSURED TAX-FREE      INTERMEDIATE-TERM        TAX-EXEMPT
                                        INCOME FUND       TAX-FREE INCOME FUND       MONEY FUND
                                    -------------------   --------------------   -------------------
Cost of investments .............     $2,042,422,908          $567,183,973          $667,966,400
                                      ==============          ============          ============
Unrealized appreciation .........     $   50,077,273          $  6,974,393          $         --
Unrealized depreciation .........       (177,686,139)          (45,009,408)                   --
                                      --------------          ------------          ------------
Net unrealized appreciation
   (depreciation) ...............     $ (127,608,866)         $(38,035,015)         $         --
                                      ==============          ============          ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2008, were as follows:

                   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                    INSURED TAX-FREE      INTERMEDIATE-TERM
                       INCOME FUND       TAX-FREE INCOME FUND
                   -------------------   --------------------
Purchases.......       $163,238,568          $98,716,832
Sales...........       $150,999,524          $73,527,715

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories.

7. TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On October 6, 2008, the Fund's Board of Trustees approved the participation by the Franklin California Tax-Exempt Money Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds ("Program") through December 18, 2008, which has subsequently been extended through April 30, 2009. Under the Program, shares held by the fund as of the close of business on September 19, 2008 ("Program Date") are insured against


                             70 | Semiannual Report

Franklin California Tax-Free Trust

7. TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (CONTINUED)

loss in the event the fund liquidates its holdings during the term of the Program and the per share value at the time of liquidation drops below $0.995 per share. For participation in the initial three months of the Program, the fund paid 0.01% of its net assets as of the Program Date, and paid an additional 0.015% of its net assets as of the Program Date to participate in the extension. This expense was borne by the fund. The fees are amortized over the term of the Program and are reflected in the fund's Statement of Operations. The U.S. Department of the Treasury may extend the Program at its discretion, through September 18, 2009. If the Program is extended, the fund will consider whether to continue to participate.

8. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board Statement No. 157, "Fair Value Measurement" (SFAS 157), on July 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

At December 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENT

On January 23, 2009, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund entered into, along with certain other


                             Semiannual Report | 71

Franklin California Tax-Free Trust

9. SUBSEQUENT EVENT (CONTINUED)

funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                             72 | Semiannual Report

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 73

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2008 02/09

     ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


     ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


     ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


     ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


     ITEM 6. SCHEDULE OF INVESTMENTS. N/A


     ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


     ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A


     ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENTINVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

     ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST



By /S/JENNIFER J. BOLT
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /S/JENNIFER J. BOLT
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  February 25, 2009



By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  February 25, 2009